                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                  Commission Only  (as permitted
[X] Definitive Proxy Statement                    by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule l4a-11(c) or Rule 14a-12

                                 NaviSite, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules l4a-6(i)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[NaviSite Logo]

                                NaviSite, Inc.
                              400 Minuteman Road
                         Andover, Massachusetts 01810

                                                              November 16, 2000

To our Stockholders:

  I am pleased to invite you to attend the Annual Meeting of Stockholders of NaviSite, Inc. to be held on Wednesday, December 20, 2000 at 3:00 p.m., local time, at the Westin Hotel at Copley Place, 10 Huntington Avenue, Boston, Massachusetts 02116.

  Specific details regarding admission to the meeting and the business to be conducted at the Annual Meeting are included in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We encourage you to carefully read these materials, as well as the enclosed Annual Report to stockholders for the fiscal year ended July 31, 2000. NaviSite's Board of Directors recommends that you vote in favor of each proposal set forth in the Notice of Annual Meeting and Proxy Statement.

  Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. If you do attend the Annual Meeting, you may withdraw your proxy and vote in person if you so desire.

  Thank you for your continued support.

                                          Sincerely,


                                          Joel B. Rosen
                                          Chief Executive Officer and
                                          President

                                NAVISITE, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

  The Annual Meeting of Stockholders of NaviSite, Inc., a Delaware corporation ("NaviSite"), will be held on Wednesday, December 20, 2000 at 3:00 p.m., local time, at the Westin Hotel at Copley Place, 10 Huntington Avenue, Boston, Massachusetts 02116, to consider and act upon the following matters:

  (1) To elect six members of the board of directors of NaviSite (the "Board of Directors") to serve for one-year terms;

  (2) To approve an amendment increasing the maximum number of shares of common stock, par value $.01 per share, of NaviSite (the "NaviSite Common Stock"), subject to awards made under NaviSite's Amended and Restated 1998 Equity Incentive Plan;

  (3) To approve an amendment to allow for the monthly vesting of options granted under NaviSite's Amended and Restated 1998 Director Stock Option Plan;

  (4) To approve the amendment and restatement of NaviSite's 1999 Stock Option Plan for Non-Employee Directors to (i) permit the grant of annual options to all non-employee directors, and (ii) to provide for the monthly vesting of such annual options;

  (5) To approve an amendment increasing the number of shares of NaviSite Common Stock reserved for issuance under NaviSite's 1999 Employee Stock Purchase Plan;

  (6) To ratify the appointment by the Board of Directors of KPMG LLP as the independent auditors of NaviSite for the fiscal year ending July 31, 2001; and

  (7) To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only stockholders of record as of the close of business on October 25, 2000 are entitled to notice of, and to vote at, the Annual Meeting. All stockholders are cordially invited to attend the meeting. The stock transfer books of NaviSite will remain open for the purchase and sale of NaviSite Common Stock.

                                          By order of the Board of Directors,

                                          Scott N. Semel
                                          Secretary

Andover, Massachusetts
November 16, 2000

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                NAVISITE, INC.

                               ----------------

                                PROXY STATEMENT
                        Annual Meeting of Stockholders
                        To Be Held on December 20, 2000

                               ----------------

General

  This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of NaviSite, Inc., a Delaware corporation ("NaviSite"), for use at NaviSite's 2000 Annual Meeting of Stockholders to be held on Wednesday, December 20, 2000 (the "Annual Meeting") at the Westin Hotel at Copley Place, 10 Huntington Avenue, Boston, Massachusetts 02116, and at any adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders (the "Notice of Annual Meeting").

  The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and NaviSite's Annual Report to stockholders for the fiscal year ended July 31, 2000 (the "2000 Annual Report") are being mailed to stockholders on or about November 16, 2000.

Voting Securities and Votes Required

  Only holders of record of common stock, par value $.01 per share, of NaviSite (the "NaviSite Common Stock") as of the close of business on October 25, 2000 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting and any adjournments thereof. On the Record Date, there were an aggregate of 58,595,317 shares of NaviSite Common Stock outstanding and entitled to vote. The holders of NaviSite Common Stock are entitled to one vote for each share held as of the Record Date on any proposal presented at the Annual Meeting.

  A quorum of stockholders is necessary to hold a valid annual meeting. Under NaviSite's By-Laws, as amended (the "By-Laws"), a quorum will exist at the Annual Meeting if a majority of the outstanding shares of NaviSite Common Stock entitled to vote at the Annual Meeting are represented in person or by proxy. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (where a broker or nominee does not exercise discretionary authority to vote on a matter) will be counted as present.

  The affirmative vote of the holders of a plurality of the shares of NaviSite Common Stock cast at the Annual Meeting is required for the election of directors (Proposal No. 1). The affirmative vote of the holders of a majority of the shares of NaviSite Common Stock voting on the matter is required to approve the amendment to NaviSite's Amended and Restated 1998 Equity Incentive Plan (Proposal No. 2); the amendment to NaviSite's Amended and Restated 1998 Director Stock Option Plan (Proposal No. 3); the amendment and restatement of NaviSite's 1999 Stock Option Plan for Non-Employee Directors (Proposal No. 4); the amendment to NaviSite's 1999 Employee Stock Purchase Plan (Proposal No.
5); and to ratify the appointment of KPMG LLP as NaviSite's independent auditors for the fiscal year ending July 31, 2001 (Proposal No. 6). Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors (Proposal No. 1). Abstentions, however, will have the effect of a negative vote with respect to Proposal Nos. 2, 3, 4, 5 and 6 because approval of each of these proposals requires the affirmative vote of a majority of the shares of NaviSite Common Stock voting on a matter, as will broker non-votes in the case of Proposal No.
2. Broker non-votes will have no effect on the outcome of voting with respect to Proposal Nos. 3, 4, 5 and 6.

Proxies

 Voting Your Proxy

  You may vote in person at the Annual Meeting or by proxy. We recommend you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.

  Voting instructions are included on your proxy card. If you properly complete, sign and date your proxy card and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. If you sign and timely return your proxy card but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Annual Meeting, your shares will be voted for each of such proposals, and the individuals named in the proxy card will have discretionary authority to vote upon any adjournment of the Annual Meeting, including for the purposes of soliciting additional proxies.

 Revoking Your Proxy

  You may revoke your proxy before it is voted by:

  . Notifying NaviSite's Secretary in writing before the Annual Meeting that you have revoked your proxy; or

  .  Voting in person at the Annual Meeting.

 Voting in Person

  If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from your nominee authorizing you to vote your "street name" shares held as of the Record Date.

 Proxy Solicitation

  This solicitation is made on behalf of the board of directors of NaviSite (the "Board of Directors") and NaviSite will bear the costs of the solicitation. Proxies may also be solicited by telephone, fax or personal interview by the directors, officers and employees of NaviSite and its affiliates, who will not receive additional compensation for the solicitation. NaviSite will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  Pursuant to the By-Laws, all of NaviSite's directors are elected at each annual meeting of stockholders and hold office until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. The By-Laws further provide that the number of directors shall be fixed from time to time by a majority of the Board of Directors. Currently the number of directors has been fixed at six, and there are no vacancies on the Board of Directors.

  The Board of Directors recommends that the nominees named below be elected directors of NaviSite. The persons named as proxies will vote to elect the six nominees named below as directors of NaviSite unless the proxy card is marked otherwise. Each nominee is presently serving as a director, has consented to being named in this Proxy Statement and has indicated his willingness to serve if elected. If for any reason any nominee should become unable or unwilling to serve, the persons named as proxies may vote the proxy for the election of a substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

  Biographical and certain other information concerning NaviSite's directors, each of whom is a nominee for re-election, is set forth below. Information with respect to the number of shares of NaviSite Common Stock beneficially owned by each director, as of October 31, 2000, appears below in the section entitled "Security Ownership of Certain Beneficial Owners and Management."

Nominees for Election to the Board of Directors

  Craig D. Goldman, age 56, has served as a director of NaviSite since March 1998. Since March 1996, Mr. Goldman has served as President and Chief Executive Officer of Cyber Consulting Services Corp., a technology consulting firm. From October 1991 to March 1996, Mr. Goldman served as Senior Vice President and Chief Information Officer and from March 1988 to October 1991, Mr. Goldman served as Senior Vice President, Technology and Operations of Chase Manhattan Bank. Mr. Goldman also serves as a director of CMGI, Inc., Engage, Inc., MangoSoft, Inc. and divine interVentures, Inc.

  Andrew J. Hajducky III, age 46, has served as a director of NaviSite since February 1997. Since October 1995, Mr. Hajducky has served as Executive Vice President, Chief Financial Officer and Treasurer of CMGI, Inc. From 1990 to October 1995, Mr. Hajducky was the Entrepreneurial Services Partner of the Merger and Acquisition division of the public accounting firm of Ernst & Young LLP. Mr. Hajducky also serves as a director of Engage, Inc.

  James F. Moore, Ph.D., age 52, has served as a director of NaviSite since July 2000. Since 1990, Mr. Moore has served as Chief Executive Officer of GeoPartners Research, Inc, a business strategy and technology advisory company and as a general partner of GeoPartners Ventures, a venture capital firm investing in technology companies. Mr. Moore also serves as a director of Key3Media Group, Inc.

  Stephen D.R. Moore, age 49, has served as a director of NaviSite since August 1999. Since January 1997, Mr. Moore has served as Chairman and Chief Executive Officer of Stream International, Inc., a provider of outsourced technical support services. From April 1995 to September 1996, Mr. Moore served as President, and from September 1996 to January 1997, Mr. Moore served as Chief Operating Officer of Stream Holdings Inc., a software services firm. Prior to that time, from May 1992 to April 1995, Mr. Moore served as President of Corporate Software, Inc., an outsource technical support provider, after having served as its Vice President, European Operations.

  Joel B. Rosen, age 43, has served as NaviSite's Chief Executive Officer and as one of NaviSite's directors since April 1999. In May 2000, Mr. Rosen was also elected President of NaviSite. From January 1996 to August 1998, Mr. Rosen served as Executive Vice President of Aspen Technology, Inc., an enterprise software and services provider, where he was responsible for managing two of Aspen Technology's three business units. From August 1988 to January 1996, Mr. Rosen held several management positions within Aspen Technology, including Director of Marketing, Vice President of Marketing and Senior Vice President of Marketing and New Businesses. From 1984 to 1988, Mr. Rosen was a Consultant and Manager at Bain & Company.

  David S. Wetherell, age 46, has served as a director and Chairman of the Board of Directors of NaviSite since February 1997. Since 1986, Mr. Wetherell has served as Chairman of the Board, President, Chief Executive Officer and Secretary of CMGI, Inc. Mr. Wetherell also serves as the Chairman of the Board of Directors of Engage, Inc.

The Board of Directors recommends a vote FOR the election of the above-named nominees as directors of NaviSite.

Board and Committee Meetings

  The Board of Directors held four meetings during the fiscal year ended July 31, 2000. Each director attended at least 75% of the aggregate of the number of Board of Directors meetings and the number of meetings held by all committees on which he served.

  The Board of Directors has designated two principal standing committees, an audit committee (the "Audit Committee") and a compensation committee ("the Compensation Committee").

  The Audit Committee currently consists of four non-employee directors, Messrs. Goldman, Hajducky, J. Moore and S. Moore. The Audit Committee oversees NaviSite's accounting policies and practices and financial reporting and internal control structures, recommends to the Board of Directors the appointment of independent auditors to audit NaviSite's financial statements each year and confers with the auditors and oversees NaviSite's officers for purposes of reviewing NaviSite's system of internal accounting and financial controls. During the last fiscal year, the Audit Committee consisted of Messrs. Goldman, Hajducky and S. Moore and held one meeting.

  The Compensation Committee currently consists of four non-employee directors, Messrs. Goldman, J. Moore, S. Moore and Wetherell. The Compensation Committee of the Board of Directors determines salaries, incentives and other forms of compensation for officers and other key employees of NaviSite and administers NaviSite's incentive compensation and benefit plans. During the last fiscal year, the Compensation Committee consisted of Messrs. Goldman, S. Moore and Wetherell and held one meeting.

Compensation of Directors

  NaviSite does not currently pay any cash compensation to members of its Board of Directors for their services as members of the Board of Directors, although directors are reimbursed for their reasonable travel expenses incurred in connection with attending Board of Directors and committee meetings. Directors who are also NaviSite officers or employees are eligible to participate in NaviSite's Amended and Restated 1998 Equity Incentive Plan. Any director who is not also an officer or employee of NaviSite, any subsidiary of NaviSite or CMGI, Inc., a Delaware corporation ("CMGI"), is entitled to non-statutory option grants under NaviSite's Amended and Restated 1998 Director Stock Option Plan and 1999 Stock Option Plan for Non-Employee Directors.

Security Ownership of Certain Beneficial Owners and Management

  The following tables set forth certain information as of October 31, 2000, with respect to the beneficial ownership of NaviSite Common Stock and the common stock, par value $.01 per share, of CMGI (the "CMGI Common Stock") by the following:

  . each person known by NaviSite to beneficially own more than 5% of the outstanding shares of NaviSite Common Stock;

  .  each of NaviSite's directors;

  . each of the Named Executive Officers (as defined below under the heading "Executive Compensation and Other Information"); and

  .  all of the named executive officers and directors as a group.

  For purposes of the following tables, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). Except as otherwise noted in the footnotes to the respective tables, NaviSite believes that each person or entity named in the tables has sole voting and investment power with respect to all shares of NaviSite Common Stock or CMGI Common Stock, as the case may be, shown as beneficially owned by them, subject to applicable community property laws.

 NaviSite Common Stock

  The percentage ownership of NaviSite Common Stock of each person or entity named in the following table is based on 58,595,317 shares of NaviSite Common Stock outstanding as of October 31, 2000. Shares of NaviSite Common Stock issuable under options that are currently exercisable or exercisable within 60 days after October 31, 2000 ("Presently Exercisable Options") are deemed outstanding and are included in the number of shares beneficially owned by a person named in the table and are used to compute the percentage ownership of that person. These shares are not, however, deemed outstanding for computing the percentage ownership of any other person or entity. All numbers in this Proxy Statement relating to shares of NaviSite Common Stock give effect to a two-for-one split of NaviSite Common Stock, effective April 5, 2000. Unless otherwise indicated, the address of each person listed in the table is c/o NaviSite, Inc., 400 Minuteman Road, Andover, Massachusetts 01810.

                                                     Navisite Common Stock
                                                 ------------------------------
                                                 Number of Shares Percentage of
                                                   Beneficially   Common Stock
Name and Address of Beneficial Owner                  Owned        Outstanding
------------------------------------             ---------------- -------------
CMGI, Inc. ....................................     40,115,979        68.5%
 100 Brickstone Square
 Andover, Massachusetts 01810
Joel B. Rosen(1)...............................        416,052          *
Robert B. Eisenberg............................         10,043          *
Kenneth W. Hale(2).............................        121,398          *
Peter C. Kirwan, Jr.(3)........................         51,071          *
Jay S. Seaton(4)...............................        121,025          *
J. Andrew Sherman(5)...........................        132,175          *
David S. Wetherell(6)..........................     40,115,979        68.5%
Craig D. Goldman(7)............................         60,000          *
Andrew J. Hajducky III(8)......................     40,115,979        68.5%
James F. Moore(9)..............................          2,604          *
Stephen D.R. Moore(10).........................         25,000          *
All executive officers and directors as a group
 (11 persons)(11)..............................     41,055,347        70.1%

--------
 * Percentage is less than 1% of the total number of outstanding shares of common stock of NaviSite.
 (1) Includes 415,137 shares issuable upon the exercise of Presently Exercisable Options.
 (2) Includes 120,000 shares issuable upon the exercise of Presently Exercisable Options.
 (3) Includes 19,168 shares issuable upon the exercise of Presently Exercisable Options.
 (4) Includes 120,000 shares issuable upon the exercise of Presently Exercisable Options.
 (5) Includes 130,833 shares issuable upon the exercise of Presently Exercisable Options.
 (6) Includes 40,115,979 shares owned by CMGI. Mr. Wetherell disclaims beneficial ownership of all 40,115,979 shares owned by CMGI.
 (7) Includes 40,000 shares issuable upon the exercise of Presently Exercisable Options.
 (8) Includes 40,115,979 shares owned by CMGI. Mr. Hajducky disclaims beneficial ownership of all 40,115,979 shares owned by CMGI.
 (9) Includes 2,604 shares issuable upon the exercise of Presently Exercisable Options.
(10) Includes 15,000 shares issuable upon the exercise of Presently Exercisable Options.
(11) Includes 862,742 shares issuable upon the exercise of Presently Exercisable Options and 40,115,979 shares owned by CMGI. Messrs. Wetherell and Hajducky disclaim beneficial ownership of all 40,115,979 shares owned by CMGI.

 CMGI's Common Stock

  The percentage ownership of CMGI's Common Stock of each person or entity named in the following table is based on 319,044,158 shares of CMGI Common Stock outstanding as of October 31, 2000. Shares of CMGI Common Stock issuable under options that are Presently Exercisable Options are deemed outstanding and are included in the number of shares beneficially owned by a person named in the table and are used to compute the percentage ownership of that person. These shares are not, however, deemed outstanding for computing the percentage ownership of any other person or entity. All numbers in this Proxy Statement relating to shares of CMGI Common Stock give effect to three two-for-one stock splits of CMGI Common Stock, effective January 11, 1999, May 27, 1999 and January 11, 2000. The address of each person named in the table is c/o NaviSite, Inc., 400 Minuteman Road, Andover, Massachusetts 01810.

                                                       CMGI Common Stock
                                                 -----------------------------
                                                                   Percentage
                                                 Number of Shares      of
                                                   Beneficially   Common Stock
Name and Address of Beneficial Owner                  Owned       Outstanding
------------------------------------             ---------------- ------------
Joel B. Rosen(1)................................        83,333         *
Robert B. Eisenberg.............................       105,250         *
Kenneth W. Hale(2)..............................        12,702         *
Peter J. Kirwan, Jr.(3).........................         3,133         *
Jay S. Seaton(4)................................         4,584         *
J. Andrew Sherman(5)............................         5,972         *
David S. Wetherell(6)...........................    36,424,149         *
Craig D. Goldman(7).............................       150,381         *
Andrew J. Hajducky III(8).......................       534,021         *
James F. Moore..................................            --         --
Stephen D.R. Moore..............................            --         --
All executive officers and directors as a group
 (11 persons)(9)................................    37,323,525       11.70%

--------
* Percentage is less than 1% of the total number of outstanding shares of common stock of CMGI.
(1) Includes 83,333 shares issuable upon the exercise of Presently Exercisable Options.
(2) Includes 11,000 shares issuable upon the exercise of Presently Exercisable Options.
(3) Includes 3,001 shares issuable upon the exercise of Presently Exercisable Options.
(4) Includes 4,500 shares issuable upon the exercise of Presently Exercisable Options.
(5) Includes 5,000 shares issuable upon the exercise of Presently Exercisable Options.
(6) Includes 3,265,525 shares which may be acquired by Mr. Wetherell pursuant to Presently Exercisable Options. Also includes (i) 16,932,672 shares held by a limited liability company of which Mr. Wetherell owns a membership interest and which is managed by a limited liability company of which Mr. Wetherell is a manager and (ii) 434,988 shares held by Mr. Wetherell and his wife as trustees for the David S. Wetherell Charitable Trust, for a total of 17,367,660 shares with respect to which Mr. Wetherell disclaims beneficial ownership.
(7)Includes 150,381 shares issuable upon the exercise of Presently Exercisable Options.
(8)Includes 372,497 shares issuable upon the exercise of Presently Exercisable Options.
(9)Includes 3,895,237 shares issuable upon the exercise of Presently Exercisable Options.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires NaviSite's directors, officers and persons who own more than 10% of a registered class of NaviSite's equity securities (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Based solely upon review of copies of such reports, or other written representations from Reporting Persons, NaviSite believes that, during the fiscal year ended July 31, 2000, all Reporting Persons complied with all applicable requirements of Section 16(a) of the Exchange Act except James F. Moore, who filed one late Form 3.

Executive Compensation and Other Information

 Summary Compensation Table

  The following table sets forth certain summary information with respect to the compensation paid during the fiscal year ended July 31, 2000 and the fiscal year ended July 31, 1999 to NaviSite's chief executive officer, NaviSite's former president and each of the other four most highly compensated executive officers whose total annual salary and bonuses for fiscal year 2000 exceeded $100,000 (the "Named Executive Officers"). The 1999 grants of NaviPath, Inc. ("NaviPath") options referenced in the footnotes to the table resulted from the adjustment of awards made prior to the reorganization of our predecessor into two companies, NaviSite and NaviNet, Inc., now known as NaviPath. In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.

                                        Annual       Long-Term
                                     Compensation   Compensation
                                   ---------------- ------------
                                                     Securities
Name and Principal                                   Underlying     All Other
Position                  July 31,  Salary   Bonus    Options      Compensation
------------------        -------- -------- ------- ------------   ------------
Joel B. Rosen(1)........    2000   $200,000 $75,000        --        $   --
Chief Executive Officer
 and President              1999     56,061  25,000  1,268,332(3)        --

Robert B. Eisenberg(2)..    2000    137,107     --         --          2,059(9)
Former President            1999    133,033  35,500    238,999(4)      2,563(9)

Kenneth W. Hale.........    2000    138,040  15,000     50,000         2,734(9)
Chief Financial Officer     1999    118,976   8,500    225,749(5)      2,550(9)
 and Treasurer

Peter C. Kirwan, Jr.....    2000    113,542 175,804     56,000         1,791(9)
Chief Technology Officer    1999    104,095     --     124,000(6)      1,500(9)

Jay S. Seaton...........    2000    137,215  12,500     30,000         1,432(9)
Vice President,
 Marketing                  1999    130,668  10,000    216,000(7)      1,754(9)

J. Andrew Sherman.......    2000    143,750     --      70,000       208,990(10)
Vice President, Sales       1999    137,500     --     263,249(8)    140,520(11)


--------
(1) Mr. Rosen was appointed NaviSite's Chief Executive Officer in April 1999 and President in May 2000.
(2) Mr. Eisenberg served as NaviSite's Chief Executive Officer from February 1997 to April 1999. Mr. Eisenberg resigned as President and director of NaviSite in May 2000 and ended his employment with NaviSite in July 2000.
(3) Includes 1,068,332 shares of NaviSite Common Stock and 200,000 shares of CMGI Common Stock.
(4) Includes 64,000 shares of CMGI Common Stock and 174,999 shares of common stock, par value $.01 per share, of NaviPath ("NaviPath Common Stock").
(5) Includes 150,000 shares of NaviSite Common Stock, 32,000 shares of CMGI Common Stock and 43,749 shares of NaviPath Common Stock.
(6) Includes 100,000 shares of NaviSite Common Stock and 24,000 shares of CMGI Common Stock.
(7) Includes 200,000 shares of NaviSite Common Stock and 16,000 shares of CMGI Common Stock.
(8) Includes 200,000 shares of NaviSite Common Stock, 32,000 shares of CMGI Common Stock and 31,429 shares of NaviPath Common Stock.
(9) Represents the amount of matching contributions made by NaviSite under CMGI's 401(k) plan.
(10) Includes $205,121 in commission payments and $3,869 of matching contributions made by NaviSite under CMGI's 401(k) plan.
(11) Includes $137,186 in commission payments and $3,334 of matching contributions made by NaviSite under CMGI's 401(k) plan.

 Option Grants During the Fiscal Year Ended July 31, 2000

  The following table sets forth information regarding options to purchase NaviSite Common Stock granted to the Named Executive Officers during the fiscal year ended July 31, 2000. The exercise price per share of each option is equal to the fair market value of NaviSite Common Stock on the date of grant, as determined pursuant to NaviSite's Amended and Restated 1998 Equity Incentive Plan. Potential realizable values set forth in the table are net of the exercise price, but before taxes associated with the exercise, and are based on the assumption that NaviSite Common Stock appreciates at the annual rate shown from the date of the grant until the expiration of the five-year option term. These numbers are calculated based on rules of the SEC and do not represent NaviSite's estimate or projection of future stock prices. The actual amount a Named Executive Officer may realize, if any, will depend upon the future performance of NaviSite Common Stock, overall stock market conditions and the option-holder's continued employment with NaviSite through the vesting period. Accordingly, the potential realizable values reflected in the table may not be achieved. NaviSite has never granted any stock appreciation rights

          STOCK OPTION GRANTS IN THE FISCAL YEAR ENDED JULY 31, 2000

                                                                            Potential Realizable
                                                                              Value at Assumed
                                                                               Annual Rates of
                                                                                 Stock Price
                                                                                Appreciation
                                       Individual Grants (1)                   for Option Term
                         -------------------------------------------------- ---------------------
                         Number of   Percent of
                         Securities Total Options
                         Underlying  Granted to
                          Options   Employees in  Exercise Price Expiration
Name                      Granted    Fiscal Year    Per Share       Date       5%         10%
----                     ---------- ------------- -------------- ---------- --------- -----------
Joel B. Rosen...........      --         --              --           --          --          --
Kenneth W. Hale.........   50,000       1.01%         $46.00      1/24/05   $ 635,448 $ 1,404,173
Peter C. Kirwan.........   56,000       1.13%         $46.00      1/24/05   $ 711,701 $ 1,572,674
Jay S. Seaton...........   30,000        .61%         $46.00      1/24/05   $ 381,269 $   842,504
J. Andrew Sherman.......   70,000       1.42%         $46.00      1/24/05   $ 889,627 $ 1,965,842

--------
(1) The term of each option is five years from the date of grant. With respect to each option grant, 25% of the option vests and becomes exercisable after the first year and the remaining 75% of the option vests and becomes exercisable in equal monthly installments over the 36 months thereafter.

 Options Exercised During Fiscal Year Ended July 31, 2000

  The following table sets forth information concerning options to purchase NaviSite Common Stock, CMGI Common Stock or NaviPath Common Stock exercised by the Named Executive Officers during the fiscal year ended July 31, 2000, and the number and value of unexercised options to purchase NaviSite Common Stock or CMGI Common Stock held by the Named Executive Officers as of July 31, 2000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                   Number of           Value of Unexercised
                                                             Securities Underlying         In-The-Money
                                                            Unexercised Options at          Options at
                                     Shares                      July 31, 2000           July 31, 2000(1)
                                  Acquired on     Value    ------------------------- -------------------------
Name                     Company  Exercise (#)  Realized   Exercisable Unexercisable Exercisable Unexercisable
----                     -------- ------------ ----------- ----------- ------------- ----------- -------------
Joel B. Rosen........... NaviSite    30,000    $ 1,209,624   303,852      734,480    $11,200,744  $27,074,769
                             CMGI       --             --     62,500      137,500            --           --

Robert B. Eisenberg..... NaviSite   494,125    $22,305,869   105,875          --     $ 4,293,496          --
                             CMGI    50,002    $ 4,871,509    28,001          --     $   920,524          --
                         NaviPath   174,999    $   251,999       --           --             --           --

Kenneth W. Hale......... NaviSite    30,000    $ 1,210,629   120,000       50,000    $ 4,866,300          --
                             CMGI     7,000    $   570,480     7,667       17,333    $   252,042  $   569,833
                         NaviPath    43,749    $    71,311       --           --             --           --

Peter C. Kirwan, Jr..... NaviSite    41,248    $   564,289     8,752      106,000    $   352,202  $ 2,012,125
                             CMGI    10,499    $   683,106       501       13,000    $    16,470  $   427,375

Jay S. Seaton........... NaviSite    30,000    $ 1,273,326    99,166      100,834    $ 4,013,992  $ 2,867,183
                             CMGI     4,500    $   387,183     2,833        8,667    $    93,146  $   284,917

J. Andrew Sherman....... NaviSite    40,000    $ 1,799,600   110,000      120,000    $ 4,460,775  $ 2,027,625
                             CMGI    13,000    $ 1,095,965     1,667       17,333    $    54,792  $   569,833
                         NaviPath    31,249    $    46,874       --           --             --           --

--------
(1) The value of the unexercised in-the-money NaviSite options is calculated by multiplying the number of shares of NaviSite Common Stock underlying the options by the difference between $40.563, which was the closing price per share of NaviSite Common Stock on the Nasdaq National Market on July 31, 2000 and the applicable per share exercise price of the option. The value of the unexercised in-the-money CMGI options is calculated by multiplying the number of shares of CMGI Common Stock underlying the options by the difference between $37.875, which was the closing price per share of CMGI Common Stock on the Nasdaq National Market on July 31, 2000 and the applicable per share exercise price of the option.

Compensation Committee Interlocks and Insider Participation

  During the fiscal year ended July 31, 2000, the members of the Compensation Committee were Messrs. Goldman, S. Moore and Wetherell. Prior to the appointment of the Compensation Committee in October 1999, the functions of the Compensation Committee were performed by NaviSite's full Board of Directors which then consisted of Messrs. Rosen, Eisenberg, Wetherell, Goldman, and Hajducky. Mr. Goldman is a director, and Mr. Hajducky and Mr. Wetherell are executive officers, of CMGI, with whom NaviSite has a significant relationship. That relationship and certain transactions between NaviSite and CMGI and its affiliates are more fully discussed below in the section of this Proxy Statement entitled "Certain Relationships and Related Party Transactions." Other than the service of Messrs. Rosen and Eisenberg prior to October 1999, as described above, no member of the Compensation Committee is currently nor has been at any time an officer or employee of NaviSite or any subsidiary of NaviSite.

Report of the Audit Committee

  The Audit Committee currently consists of Messrs. Goldman, J. Moore and S. Moore, each of whom is independent, as defined by the applicable listing standards of the National Association of Securities Dealers, and Mr. Hajducky. The Audit Committee reviews the professional services provided by NaviSite's independent accountants, the independence of such accountants from NaviSite's management, NaviSite's annual and quarterly financial statements and NaviSite's system of internal accounting controls. The Audit Committee also reviews other matters with respect to its accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached as Appendix B to this Proxy Statement.

  In connection with the preparation and filing of NaviSite's Annual Report on Form 10-K for the year ended July 31, 2000, the Audit Committee (i) reviewed and discussed the audited financial statements with NaviSite's management,
(ii) discussed with KPMG LLP, NaviSite's independent auditors, the matters required to be discussed by Statement of Auditing Standards 61 (as modified or supplemented) and (iii) discussed the independence of KPMG LLP with KPMG LLP. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in NaviSite's Annual Report on Form 10-K for the year ended July 31, 2000. In addition, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented).

                                          AUDIT COMMITTEE
                                          Craig D. Goldman
                                          Andrew J. Hajducky III
                                          James F. Moore, Ph.D.
                                          Stephen D.R. Moore

Report of the Compensation Committee

  This report discusses the Compensation Committee's compensation objectives and policies with respect to NaviSite's executive officers. The report reviews the compensation of senior executive officers as a group for fiscal year 2000 and, specifically, the compensation of Mr. Rosen, NaviSite's Chief Executive Officer and President.

  Compensation Philosophy

  NaviSite's executive compensation program has three objectives: (i) to align the interests of its executive officers with the interests of NaviSite's stockholders by basing a significant portion of an executive's compensation on NaviSite's performance, (ii) to attract and retain highly talented and productive executives, and (iii) to provide incentives for superior performance by NaviSite's executives. To achieve these objectives, the Compensation Committee has crafted a program that consists of base salary, short-term incentive compensation in the form of a bonus, and long-term incentive compensation in the form of stock options. These compensation elements are in addition to the general benefit programs that are offered to all of NaviSite's employees.

  The Compensation Committee reviews NaviSite's executive compensation program annually. In its review, the Compensation Committee assesses the competitiveness of NaviSite's executive compensation program and reviews NaviSite's performance for the previous fiscal year. In future years, the Compensation Committee will gauge the success of the compensation program in achieving its objectives in the previous year and will consider NaviSite's overall performance objectives. Each element of NaviSite's executive compensation program is discussed below.

  Benefits

  The Compensation Committee believes that NaviSite must offer a competitive benefits program to attract and retain key executives. NaviSite provides the same medical and other benefits to its executive officers that are generally available to its other employees. Senior executives, along with all eligible employees of NaviSite, may also choose to participate in NaviSite's 401(k) plan.

  Long-Term Incentive Compensation

  NaviSite's long-term incentive compensation plan for its executive officers is based upon NaviSite's Amended and Restated 1998 Equity Incentive Plan. The Compensation Committee believes that placing a portion of an executive's total compensation in the form of stock options achieves three objectives. It aligns the interest of NaviSite's executives directly with those of NaviSite's stockholders, gives executives a significant long-term interest in NaviSite's success and helps NaviSite retain key executives. In determining the number and terms of options to grant an executive, the Compensation Committee will primarily consider subjectively the executive's past performance and the degree to which an incentive for long-term performance would benefit NaviSite. Executives are also eligible to participate in NaviSite's 1999 Employee Stock Purchase Plan, under which all eligible employees may purchase NaviSite Common Stock, as well as NaviSite's Deferred Compensation Plan, under which employees who are selected by the Board of Directors may elect to defer a portion of their compensation for the following calendar year.

  Compensation of the Chief Executive Officer

  The Compensation Committee believes that the compensation of the Chief Executive Officer is consistent with NaviSite's general policies concerning executive compensation and is appropriate in light of NaviSite's financial objectives and performance. Awards of intermediate and long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and follow the same general policies as such other intermediate and long-term incentive awards.

  Mr. Rosen joined NaviSite as its Chief Executive Officer in April 1999. Mr. Rosen's base salary for fiscal 1999 and fiscal 2000 was $200,000. At the time of his hiring, Mr. Rosen also received an option to acquire 1,068,332 shares of NaviSite Common Stock at an exercise price of $3.70 per share. In fiscal 2000, Mr. Rosen received quarterly incentive bonuses of $25,000 per quarter based upon objectives determined by the Board of Directors. Mr. Rosen's compensation was designed to align his interests with those of NaviSite's stockholders by tying the value of the stock option award and his eligibility for periodic cash bonuses to the success of his efforts toward building NaviSite's management, business and infrastructure and promoting the operating and financial performance of NaviSite. The Compensation Committee believes that Mr. Rosen's compensation has been consistent with the Compensation Committee's compensation philosophy.

  During fiscal 2000, NaviSite, under the leadership of Mr. Rosen as Chief Executive Officer, completed its successful initial public offering in October 1999, made a strategic acquisition of a streaming media technology company, hired key operations and executive personnel and grew its core business significantly. Revenue increased 373% from $10.5 million in fiscal 1999 to $49.8 million in fiscal 2000. The number of NaviSite's customers increased from 126 at the end of fiscal 1999 to 362 at the end of fiscal 2000 and quarterly revenue per customer increased from $29,000 at the end of fiscal 1999 to $57,000 at the end of fiscal 2000.

Policy on Deductibility of Executive Compensation

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a federal income tax deduction to public companies for certain compensation over $1,000,000 paid to a company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee intends to review the potential effects of Section 162(m) periodically and intends to structure NaviSite's stock option grants and certain other equity-based awards in a manner that is intended to avoid disallowances under Section 162(m) of the Code unless the Compensation Committee believes that such compliance would not be in the best interest of NaviSite or its stockholders.

                                          COMPENSATION COMMITTEE
                                          Craig D. Goldman, Chairman
                                          David S. Wetherell
                                          James F. Moore, Ph.D.
                                          Stephen D.R. Moore

Certain Relationships and Related Party Transactions

 Relationships and Transactions between NaviSite and CMGI

  NaviSite's predecessor was incorporated in February 1997 as a wholly-owned subsidiary of CMGI and was merged with and into CMGI in October 1999. As of July 31, 2000, CMGI owned approximately 40,115,979 shares of NaviSite Common Stock.

  CMGI has the power to elect NaviSite's entire Board of Directors and to approve or disapprove any corporate transactions or other matters submitted to NaviSite's stockholders for approval, including the approval of mergers or other significant corporate transactions. CMGI may exercise its voting power by written consent, without convening a meeting of the stockholders, meaning that CMGI will be able to effect a sale or merger of NaviSite without prior notice to, or the consent of, NaviSite's other stockholders. CMGI also holds a majority equity ownership position in several of NaviSite's customers.

  Mr. Goldman serves as a director of CMGI. Mr. Hajducky serves as the Chief Financial Officer and Treasurer of CMGI. Mr. Wetherell serves as Chairman of the Board, Chief Executive Officer, President and Secretary of CMGI.

  NaviSite and CMGI have entered into the arrangements and transactions described below. These agreements were negotiated between CMGI, as a corporate parent, and NaviSite, its subsidiary, and therefore are not the result of negotiations between independent parties. NaviSite and CMGI intend that these agreements, and the transactions provided for in these agreements, taken as a whole, accommodate their respective interests in a manner that is fair to both NaviSite and CMGI. NaviSite and CMGI or CMGI's affiliates may enter into additional or modified arrangements and transactions in the future. NaviSite, CMGI or CMGI's affiliates, as the case may be, will negotiate the terms of such arrangements and transactions. However, because of the complex nature of the various relationships among NaviSite, CMGI and various CMGI affiliates, NaviSite cannot assure you that each of the agreements described below or the transactions provided for in these agreements, or any future agreements or transactions, were or will be effected on terms at least as favorable to NaviSite as it could have obtained from unaffiliated third parties.

  The following is a summary of the material arrangements and transactions between NaviSite and CMGI or CMGI's affiliates.

 Leases, Construction Contracts and CMGI Guarantees

  In connection with NaviSite's execution of four of its real property leases, CMGI provided NaviSite's landlords with guarantees of all of NaviSite's obligations under the leases. In connection with the execution of the leases for NaviSite's Scotts Valley, California and Federal Street, Andover, Massachusetts facilities, CMGI guaranteed the full performance of all of NaviSite's obligations through the expiration of the lease term. In connection with the execution of the lease for NaviSite's facility at 400 Minuteman Road, Andover, Massachusetts, CMGI executed an unconditional guaranty of the lease and an accompanying letter of credit to ensure the full and punctual payment, as well as performance of all of NaviSite's obligations, under the lease. CMGI was released from this guaranty upon the closing of NaviSite's initial public offering in October 1999. CMGI also executed an unconditional and irrevocable guaranty in connection with the execution of the lease for NaviSite's new facility in San Jose, California. CMGI was released from the San Jose lease guaranty upon the closing of NaviSite's initial public offering in October 1999.

  Certain of the equipment that NaviSite uses or provides to its customers for their use in connection with NaviSite's services is provided under leases executed or guaranteed by CMGI. Since NaviSite's initial public offering in October 1999, CMGI has ceased to guarantee new leases, and accordingly, NaviSite or NaviSite's customers must obtain this equipment from third parties without a CMGI guarantee.

 Debt Conversion and Capital Commitments

  Prior to the completion of NaviSite's initial public offering in October 1999, CMGI funded NaviSite's operations as needed, increasing NaviSite's obligations to CMGI and allowing NaviSite to maintain a zero-balance cash account. Customer and other receipts were remitted to CMGI and applied to reduce NaviSite's obligations to CMGI. NaviSite issued a secured convertible demand note to CMGI to evidence NaviSite's obligations to CMGI. From inception through NaviSite's initial public offering, the aggregate amount of the note issued to CMGI, including both principal and accrued interest, was $42.7 million. Upon the initial public offering, this note and an additional 3,819,172 shares of NaviSite's Series B preferred stock owned by CMGI were converted into an aggregate of 39,067,200 shares of NaviSite Common Stock.

  CMGI has committed to advance NaviSite, if needed by July 31, 2001, $50.0 million for working capital and an additional $30.0 million to pay amounts that may come due, if any, under certain capital lease arrangements, subject to negotiation of a mutually acceptable vehicle and related terms and conditions and approval of each company's respective board of directors.

 Recent Sale of Unregistered Securities

  On June 8, 2000, NaviSite sold 980,873 shares of NaviSite Common Stock to CMGI for an aggregate offering price of $50,000,000. These shares were issued on June 13, 2000, representing the number of shares of NaviSite Common Stock equal to $50,000,000 divided by the average of the closing prices per share of NaviSite Common Stock as reported on the Nasdaq National Market on June 6, 7, 8, 9 and 12, 2000, rounded up to the nearest whole share. The NaviSite Common Stock was issued in reliance upon the exemptions from registration under
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder, relative to sales by an issuer not involving a public offering. No underwriters were involved in the sale of these securities.

 Facilities and Administrative Support Agreement

  Upon completion of NaviSite's initial public offering, NaviSite entered into a facilities and administrative support agreement with CMGI under which CMGI provides various services to NaviSite, including employee benefit administration, health and dental insurance, Internet marketing and business development.

  The initial term of this agreement was one year from the date of NaviSite's initial public offering, with automatic renewals at the end of the initial term and each renewal term for successive one-year periods. Either party is permitted to terminate the facilities and administrative support agreement upon prior written notice. The facilities and administrative support agreement automatically terminates upon the date CMGI owns less than 50% of the outstanding shares of NaviSite Common Stock.

  The fees payable by NaviSite for the availability of services are typically determined through an allocation of CMGI's costs based upon the proportion of NaviSite's employee headcount to the total headcount of CMGI and other CMGI affiliates using the same services. Under the facilities and administrative support agreement, NaviSite will pay CMGI a monthly fee reflecting the cost of the services provided by CMGI based on the total number of NaviSite's employees and consultants on the last day of that month.

  In fiscal 1998, fiscal 1999 and fiscal 2000, NaviSite incurred expenses to CMGI of $289,000, $1,346,000 and $2,655,000, respectively, for services provided under the facilities and administrative support agreement.

 Tax Allocation Agreement

  Upon completion of NaviSite's initial public offering, NaviSite entered into a tax allocation agreement with CMGI to allocate responsibilities, liabilities and benefits relating to taxes. NaviSite is required to pay its share of income taxes shown as due on any consolidated, combined or unitary tax returns filed by CMGI for tax periods ending on or before or including the date as of which NaviSite will no longer be a member of CMGI's group for federal, state or local tax purposes, as the case may be. CMGI indemnifies NaviSite against liability for all taxes in respect of consolidated, combined or unitary tax returns for periods as to which CMGI is filing group returns which include NaviSite. Accordingly, any redetermined tax liabilities for those periods will be the responsibility of CMGI, and any refunds or credits of taxes attributable to NaviSite or NaviSite's subsidiaries in respect of consolidated, combined or unitary tax returns for those periods will be for the account of CMGI. NaviSite is responsible for filing any separate tax returns for any taxable period and is responsible for any tax liabilities, and entitled to any refunds or credits of taxes, with respect to separately filed tax returns. NaviSite is required to indemnify CMGI against any tax liability with respect to separately filed tax returns.

  Neither CMGI nor NaviSite has any obligation to make any payment to the other party for the use of the other party's tax attributes, such as net operating losses. However, if one party realizes a windfall tax benefit because of an adjustment to items on the other party's tax return, the party that realizes the windfall tax benefit is required to pay to the other party the actual incremental tax savings it has realized. For example, if an expense deducted by CMGI for a period prior to the closing date were disallowed and required to be capitalized by NaviSite for a period after the closing date, thereby generating future depreciation deductions to NaviSite, NaviSite would be required to pay to CMGI any incremental tax savings as a result of the depreciation deductions when those tax savings are actually realized by NaviSite.

  Each of NaviSite and CMGI has control of any audit, appeal, litigation or settlement of any issue raised with respect to a tax return for which it has filing responsibility. Payments of claims under the agreement must be made within 30 days of the date that a written demand for the claim is delivered. Interest accrues on payments that are not made within 10 days of the final due date at the rate applicable to underpayments of the applicable tax. Any dispute concerning the calculation or basis of determination of any payment provided under the tax allocation agreement will be resolved by a law firm or "big five" accounting firm selected and paid for jointly by the parties.

 Investor Rights Agreement


  Upon completion of NaviSite's initial public offering, NaviSite entered into an investor rights agreement with CMGI under which NaviSite granted CMGI registration rights and rights to purchase shares of NaviSite Common Stock to maintain CMGI's majority ownership. Under this agreement, CMGI and its assignees have the right to demand, on up to two occasions, that NaviSite register the sale of all or part of their shares of NaviSite Common Stock having an aggregate value of at least $10.0 million under the Securities Act. In addition, at any time after NaviSite becomes eligible to file a registration statement on Form S-3 under the Securities Act, CMGI and its assignees have the right to request, on up to five occasions, that NaviSite effect a registration of their shares of NaviSite Common Stock having an aggregate value of at least $2.5 million on Form S-3. CMGI and its assignees also are entitled to include shares of NaviSite Common Stock in a registered offering by NaviSite of NaviSite's securities for NaviSite's own account, subject to the underwriters' right to reduce the number of included shares. NaviSite will pay all costs associated with its registration of shares pursuant to this agreement, other than underwriting discounts and commissions and various other expenses.

  The investor rights agreement was amended in June 2000 to include those unregistered shares of NaviSite Common Stock sold to CMGI on June 8, 2000, as described above, as registerable shares under the agreement.

  Also under this agreement, until such time as CMGI, or any permitted transferee, owns less than a majority of voting power of the outstanding shares of NaviSite's capital stock, NaviSite will permit CMGI, or the transferee, to purchase a portion of any shares that NaviSite may in the future issue so that CMGI or the transferee will maintain its majority ownership position. Any such purchases will be at the same price as is paid by third parties for the shares. This right is transferable by CMGI to any party that acquires directly from CMGI shares of NaviSite Common Stock representing at least a majority of the outstanding shares of NaviSite Common Stock.

 ClickHear, Inc. Acquisition

  On February 22, 2000, NaviSite acquired ClickHear, Inc. ("ClickHear") for consideration valued at approximately $4,693,000, including approximately $50,000 of direct costs of the acquisition. The consideration for the acquisition consisted of 41,968 shares of CMGI Common Stock valued at the closing price of CMGI Common Stock on February 22, 2000, resulting in consideration value of approximately $4,643,000. On February 22, 2000, CMGI contributed their ClickHear common stock to NaviSite in exchange for 67,906 shares of NaviSite Common Stock. The shares of CMGI Common Stock issued are subject to forfeiture by the ClickHear stockholders based on employment criteria as well as performance goals. As CMGI and NaviSite are entities under common control, upon settlement of the employment and performance contingencies, NaviSite will record the difference in fair market value between the value of NaviSite Common Stock issued to CMGI and the value of the CMGI Common Stock issued to the ClickHear shareholders as an equity transaction.

 Other Transactions with CMGI and its Affiliates

  NaviSite has agreements with numerous CMGI affiliates under which NaviSite provides these affiliates with Web site and Internet application hosting services, together with enhanced server management for both Web sites and Internet applications and specialized application management services. NaviSite also rents sophisticated software applications to a number of these affiliates and provides consulting services to each of these affiliates on an as-needed basis.

  NaviSite's existing service agreements with CMGI affiliates are routine commercial transactions entered into in the ordinary course of NaviSite's business. NaviSite anticipates that it will continue to enter into routine commercial transactions with CMGI and its affiliates in the future. Currently, however, NaviSite has no right-of-first-refusal arrangements, business opportunity allocation agreements or other material contractual arrangements or understandings with CMGI or any of its affiliates regarding the continued sale of NaviSite's services to CMGI or its affiliates.

  In general, in pricing the services provided to CMGI and its affiliates, NaviSite has: negotiated the services and levels of service to be provided; calculated the price of the services at those service levels based on NaviSite's then-current, standard prices; and discounted these prices by 10%. This pricing policy is not dictated by or provided for in any contractual arrangement. The discounts NaviSite provides to CMGI and its affiliates, which also are available to industry partners and other parties engaged in co-marketing or referral arrangements with NaviSite, are afforded to CMGI and, at CMGI's direction, its affiliates because of CMGI's customer referral relationship with NaviSite. Although there are no agreements to this effect between NaviSite and CMGI, NaviSite expects both its customer referral relationship with CMGI and the discounted pricing for services provided to CMGI and its affiliates will continue.

  NaviSite derived revenue in excess of $60,000 in the last three fiscal years from 24 subsidiaries and affiliates of CMGI. The total revenue attributable to all CMGI subsidiaries and affiliates for fiscal years 1998, 1999 and 2000, was approximately $3,871,000, $7,058,000 and $24,893,000, respectively.

 Servercast Communications, L.L.C. Acquisition

  Term Notes

  In connection with NaviSite's acquisition in July 1998 of Servercast Communications, LLC ("Servercast"), NaviSite issued four term notes to the members of Servercast in the aggregate principal amount of $1.0 million, payable on or before January 2, 2000, in exchange for all of the membership interests in Servercast. CMGI guaranteed the payment of each of these term notes. CMGI's guarantee terminated upon the closing of NaviSite's public offering.

  One of these term notes, in the principal amount of $279,100, bearing interest at the rate of 5.5% per year, was issued to Peter C. Kirwan, Jr., NaviSite's Chief Technology Officer, in exchange for his 27.91% membership interest in Servercast. The scheduled payments of accrued interest of $7,675.25 each were made in full on January 2, 1999, July 2, 1999 and January 2, 2000, respectively. The term notes were paid in full in January 2000 and the $55,820 held in escrow for the purpose of funding Mr. Kirwan's indemnification obligations to NaviSite was released on July 2, 2000.

  Bonus Agreement

  In connection with NaviSite's acquisition of Servercast, NaviSite also entered into a bonus agreement dated as of July 1, 1998 with Mr. Kirwan. The bonus agreement provides that Mr. Kirwan will receive an incentive bonus payment if established targets were met relating to the revenues and operating losses of Servercast for the one-year period ended July 1, 1999. The maximum amount which Mr. Kirwan could receive pursuant to the bonus agreement was $231,187. Pursuant to the terms of the bonus agreement and the related purchase agreement, 20% of any bonus amount due to Mr. Kirwan as of July 1, 1999 was to be delivered into the escrow fund described above. Mr. Kirwan remains an employee of NaviSite, and NaviSite has made all bonus payments due to Mr. Kirwan and released all amounts held in escrow on July 2, 2000.

  Pursuant to the bonus agreement, NaviSite also granted Mr. Kirwan non-statutory stock options to purchase 100,000 shares of NaviSite Common Stock at an exercise price of $0.47 per share. Options for one-fourth, or 25,000, of these shares vested and became fully exercisable on July 1, 1999, and the remainder vest ratably at the end of each month for 36 months thereafter, provided that Mr. Kirwan continues to be employed by NaviSite. Mr. Kirwan has exercised options for the purchase of 41,248 of these shares.

Comparative Stock Performance

  The following graph compares the cumulative total return to stockholders of NaviSite Common Stock for the period from October 22, 1999, the date NaviSite Common Stock was first traded on the Nasdaq National Market, through July 31, 2000 with the cumulative total return over the same period of (i) the Nasdaq Market Index (ii) the Goldman Sachs Internet Index and (iii) the NASDAQ Composite Index. The graph assumes the investment of $100 in NaviSite Common Stock (at the closing price on the date of the initial public offering) and in each of such indices (and the reinvestment of all dividends, if any) on October 22, 1999. The performance shown is not necessarily indicative of future performance.



                             [Graph appears here]

                      NaviSite    Goldman    NASDAQ Composite
                                   Sachs
                                  Internet
                                   Index
10/22/99                100.00      100.00         100.00
1/31/00                 297.1       135.1          139.9
4/30/00                 268.2       109.3          137.1
7/31/00                 234.3        88.8          133.7

  Notwithstanding anything to the contrary set forth in any of NaviSite's filings under the Securities Act or the Exchange Act that might incorporate other filings with the SEC, including this Proxy Statement, in whole or in part, the Report of the Compensation Committee and the Comparative Stock Performance Graph shall not be deemed incorporated by reference into any such filings.

                                PROPOSAL NO. 2

                      APPROVAL OF AMENDMENT TO NAVISITE'S
                AMENDED AND RESTATED 1998 EQUITY INCENTIVE PLAN

Overview

  In the opinion of the Board of Directors, the future success of NaviSite depends, in large part, on its ability to attract, retain and motivate its employees. The Board of Directors believes that encouraging ownership in NaviSite through stock options has been and will continue to be an important element in attracting, retaining and motivating employees. Under NaviSite's Amended and Restated 1998 Equity Incentive Plan (the "1998 Equity Plan"), NaviSite is authorized to grant awards to its employees and consultants with respect to up to an aggregate of 11,124,424 shares of NaviSite Common Stock, as adjusted. As of July 31, 2000, there were only 1,752,412 shares available for future awards under the 1998 Equity Plan. Accordingly, on October 1, 2000, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1998 Equity Plan that increased the number of shares subject to awards made under the 1998 Equity Plan from 11,124,424 shares, as adjusted, to 15,000,000 shares (subject to adjustment for certain changes in NaviSite's capitalization).

Summary of the 1998 Equity Plan

  The following summary of the 1998 Equity Plan is qualified in its entirety by reference to the full text of the 1998 Equity Plan, a copy of which is attached as Appendix C to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1998 Equity Plan may be obtained by making a written request to the general counsel of NaviSite.

  The 1998 Equity Plan was originally adopted by the Board of Directors and approved by NaviSite's stockholders in December 1998. The 1998 Equity Plan was amended and restated by the Board of Directors, and approved by NaviSite's stockholders, as amended and restated, as of October 8, 1999.

 Eligibility to Receive Awards

  All employees and consultants of NaviSite capable of contributing significantly to the success of NaviSite, other than a person who has irrevocably elected not be eligible, are eligible to receive awards under the 1998 Equity Plan. As of October 31, 2000, approximately 547 employees were eligible to receive awards under the 1998 Equity Plan. On October 31, 2000 the last reported sale price of NaviSite Common Stock on the Nasdaq National Market was $10.1875.

 Description of Awards

  The 1998 Equity Plan provides for the grant of both incentive stock options, or "ISOs", and nonstatutory stock options (collectively, "Options"); stock appreciation rights; and shares of restricted stock. Since grants made under the 1998 Equity Plan are made at the discretion of the Committee (as defined below), grants to be made to plan participants in the future are not determinable.

 Options

  A committee appointed by the Board of Directors subject to the terms described in the 1998 Equity Plan (the "Committee") determines the number of shares of NaviSite Common Stock subject to each Option it grants under the 1998 Equity Plan and the exercise price therefor, which shall not be less than the closing price per share of NaviSite Common Stock on the date immediately preceeding the date of the grant. No ISO may be granted after December 28, 2008. Each Option is exercisable at such times and subject to such terms and conditions as the Committee specifies in the applicable grant or thereafter. The Committee may impose such conditions with respect to exercise of the Options, including conditions relating to applicable securities laws, as it considers necessary or advisable.

 Stock Appreciation Rights

  The Committee may grant rights to receive any excess in value of shares of NaviSite Common Stock over the exercise price ("stock appreciation rights" or "SARs") in tandem with an Option (at or after the grant of the Option), or alone and unrelated to the Option. SARs in tandem with an Option will terminate if and when that Option is exercised and the Option will terminate if and when the SAR is exercised. The Committee shall determine whether SARs are settled in cash, NaviSite Common Stock, other securities or other property and may define the manner of determining the excess in value of the shares of NaviSite Common Stock.

  The Committee shall fix the exercise price of each SAR or specify the manner in which the exercise price may be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the fair market value of the NaviSite Common Stock on the date of the grant.

 Restricted Stock

  The Committee may grant shares of NaviSite Common Stock subject to forfeiture ("Restricted Stock") and determine the period during which, and the conditions under which, the shares may be forfeited to NaviSite and the other terms and conditions of such awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the period of restriction.

Administration

  The 1998 Equity Plan is administered by the Committee by delegation of authority from the Board of Directors. The Committee shall select the participants to receive awards and shall determine the terms and conditions of such awards. The Committee has the authority to interpret the provisions of the 1998 Equity Plan, and the Committee's interpretation is final and binding.

  In the event of a change of control of NaviSite, the Committee may take one or more of the following actions: (i) provide for acceleration of any time period relating to the exercise or payment of an award; (ii) provide for payment to a participant of cash or other property equal to the amount that would have been received upon exercise or payment, as if it occurred at the change of control; (iii) adjust the terms to reflect the change of control;
(iv) cause the award to be assumed, or new rights be substituted therefore, by another entity; or (v) make such other provision as the Committee considers equitable to participants and in the best interests of NaviSite.

Amendment or Termination

  The Board of Directors may suspend or terminate the 1998 Equity Plan or amend it in any respect whatsoever, subject to such stockholder approval as the Board of Directors determines to be necessary or advisable to comply with any tax or regulatory requirement.

Federal Income Tax Consequences

  The following discussion of certain relevant federal income tax effects applicable to Options granted under the 1998 Equity Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. It is recommended that holders of Options consult their tax advisers before exercising any such Option and before disposing of any shares of NaviSite Common Stock acquired upon the exercise thereof.

 Nonstatutory Stock Options ("NQSOs")

  An optionholder generally will not be taxed upon the grant of an NQSO. Rather, at the time of exercise of such NQSO, the optionholder will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option's exercise price. NaviSite will generally be entitled to a tax deduction at such time and in the same amount that the optionholder recognizes ordinary income.

  If shares acquired upon exercise of an NQSO are later sold or exchanged, then the difference between the sales price and the fair market value of such shares on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss.

 Incentive Stock Options (ISOs)

  An optionholder will not be taxed upon the grant or timely exercise of an ISO. Exercise of an ISO will be timely if made during its term and if the optionholder remains an employee of NaviSite or a subsidiary of NaviSite at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionholder). Exercise of an ISO will generally also be timely if made by the legal representative of an optionholder who dies (i) while in the employ of NaviSite or a subsidiary of NaviSite or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NQSOs. See "Certain Federal Income Tax Consequences--Nonstatutory Stock Options."

  If shares acquired pursuant to the timely exercise of an ISO are later disposed of, the optionholder will, except as noted below, recognize long-term capital gain or loss equal to the difference between the amount realized upon such sale and the option price. NaviSite, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such shares by the optionholder.

  If, however, shares acquired pursuant to the exercise of an ISO are disposed of by the optionholder prior to the expiration of two years from the date of grant of the ISO or within one year from the date such shares are transferred to him upon exercise (a "disqualifying disposition"), any gain realized by the optionholder generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the shares on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the shares are a capital asset of the optionholder, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the shares on the date which governs the determi-nation of his ordinary income. In such case, NaviSite may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionholder as ordinary income.

  The amount by which the fair market value of the shares on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

Proposal and Reasons for the Amendment

  NaviSite's Board of Directors believes that it is in NaviSite's best interest to amend the 1998 Equity Plan to increase the number of shares subject to awards made thereunder from 11,124,424 shares, as adjusted, to 15,000,000 shares.

The Board of Directors recommends that the stockholders vote FOR approval of the amendment to NaviSite's Amended and Restated 1998 Equity Incentive Plan.

                                PROPOSAL NO. 3

                           APPROVAL OF AMENDMENT TO
        NAVISITE'S AMENDED AND RESTATED 1998 DIRECTOR STOCK OPTION PLAN

Overview

  On October 1, 2000, the Board of Directors adopted resolutions, subject to stockholder approval, to approve an amendment to NaviSite's Amended and Restated 1998 Director Stock Option Plan (the "1998 Director Plan") to provide that all options previously granted thereunder will, after December 20, 2000, become exercisable in equal monthly installments (in contrast to the current vesting schedule, which consists of five annual installments).

Summary of the 1998 Director Plan

  The following summary of the 1998 Director Plan is qualified in its entirety by reference to the full text of the 1998 Director Plan, a copy of which is attached as Appendix D to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1998 Director Plan may be obtained by making a written request to the General Counsel of NaviSite.

  The Board of Directors originally adopted, and the stockholders approved, the 1998 Director Stock Option Plan in December 1998. The 1998 Director Stock Option Plan was amended and restated by the Board of Directors, and was approved by NaviSite's stockholders, as amended and restated, in October 1999. Under the 1998 Director Plan, NaviSite is currently authorized to grant options to purchase up to an aggregate of 250,000 shares of NaviSite Common Stock, as adjusted.

 Eligibility to Receive Awards

  Upon the adoption of NaviSite's 1999 Stock Option Plan for Non-Employee Directors, no additional awards can be made under the 1998 Director Plan. Only non-employee directors who were also not officers or employees of NaviSite or an affiliate of NaviSite were eligible to participate in the 1998 Director Plan. From the initial adoption of the 1998 Director Plan through October 8, 1999, when NaviSite's 1999 Stock Option Plan for Non-Employee Directors was adopted by the Board of Directors, options to purchase 100,000 and 50,000 shares of NaviSite Common Stock, as adjusted, had been granted under the plan to Messrs. Goldman and S. Moore, respectively, at exercise prices ranging from $0.17 to $7.00.

  As of October 31, 2000, options to purchase up to 150,000 shares, as adjusted, of NaviSite Common Stock were outstanding under the 1998 Director Plan and 100,000 shares were available for future issuance thereunder. On October 31, 2000, the last reported sale price of the NaviSite Common Stock on the Nasdaq National Market was $10.1875.

 Description of Awards

  Under the 1998 Director Plan, each non-employee director is automatically granted a nonstatutory stock option to purchase 25,000 shares of NaviSite Common Stock (with the exception of Mr. Goldman, who was granted an option to purchase 50,000 shares on December 28, 1998), with one-fifth vesting annually over a five-year period. Under the proposed amendment, options granted under the 1998 Director Plan will, after December 20, 2000, become exercisable in equal monthly installments. The term of each option is ten years from the date of the grant or, if earlier, seven months from the date on which the optionee ceases to serve as a director of NaviSite (12 months if such cessation is due to death of such director). Options granted under the plan have exercise prices equal to the fair market value of NaviSite Common Stock at the time the options were granted (subject to adjustment in the event of stock splits and other similar events).

Administration

  While grants of options are automatic under the 1998 Director Plan, all questions of interpretation of the 1998 Director Plan or of any options granted thereunder shall be determined by the Board of Directors or a committee consisting of one or more directors appointed by the Board of Directors who are not participants under the 1998 Director Plan.

Amendment or Termination

  The Board of Directors may terminate or amend the 1998 Director Plan, subject to any shareholder approval that the Board of Directors deems necessary.

Federal Income Tax Consequences

  The federal income tax consequences arising under the 1998 Director Plan are substantially similar to the nonstatutory stock option tax consequences described in "Proposal No. 2: Approval of Amendment to NaviSite's Amended and Restated 1998 Equity Incentive Plan."

Proposed Amendment to the 1998 Director Plan

  The following is the text of the proposed amendment to the 1998 Director
Plan:

  The Amended and Restated 1998 Director Stock Option Plan of NaviSite, Inc. is hereby amended as follows:

  Section 8.B is hereby amended by inserting the following sentence immediately after the first sentence of the section:

    "Notwithstanding the preceding sentence, as of December 20, 2000, all options granted under this plan shall be treated as having become exercisable with respect to one-sixtieth ( 1/60th) of the shares underlying such options on the first monthly anniversary of the Date of Grant, and as to an additional one-sixtieth ( 1/60th) of the shares each monthly anniversary thereafter, but in all cases if, and only if, the option holder continues to be a member of the Board at the opening of the next business day following such monthly anniversary."

Proposal and Reasons for the Amendment

  NaviSite's Board of Directors believes that it is in NaviSite's best interest to amend the 1998 Director Plan to provide that all options previously granted thereunder will, after December 20, 2000, become exercisable in equal monthly installments (in contrast to the current vesting schedule, which consists of five annual installments). This amendment will result in a monthly vesting schedule for all non-employee director options.

  The Board of Directors recommends that the stockholders vote FOR approval of the amendment to NaviSite's Amended and Restated 1998 Director Stock Option Plan.

                                PROPOSAL NO. 4

              APPROVAL OF AMENDMENT AND RESTATEMENT OF NAVISITE'S
               1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

  On October 1, 2000, the Board of Directors adopted resolutions, subject to stockholder approval, to amend and restate NaviSite's 1999 Stock Option Plan for Non-Employee Directors (as amended and restated, the "1999 Director Plan") to (i) permit the grant of annual options to all non-employee directors and
(ii) provide for the monthly vesting of such annual options.

Summary of the NaviSite's 1999 Director Plan

  The following summary of the 1999 Director Plan is qualified in its entirety by reference to the 1999 Director Plan, a copy of which is attached as Appendix E to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1999 Director Plan may be obtained by making a written request to the general counsel of NaviSite.

  The Board of Directors originally adopted, and the stockholders approved, the 1999 Director Plan on October 8, 1999. Under the 1999 Director Plan, NaviSite is currently authorized to grant options to purchase up to an aggregate of 500,000 shares of NaviSite Common Stock, as adjusted.

Eligibility to Receive Options

  Any director of NaviSite is eligible to receive options under the 1999 Director Plan as long as that director: (i) is not an employee of NaviSite or any of NaviSite's subsidiaries or affiliates, (ii) unless otherwise determined by the board, is not an affiliate (as such term is defined in Rule 144(a)(1) promulgated under the Securities Act of 1933, as amended), employee or designee of an institutional or corporate investor that owns, at the time of his or her initial election as a director of NaviSite, more than 5% of the outstanding shares of NaviSite Common Stock, which NaviSite refers to as an affiliated director.

  As of October 31, 2000, three persons were eligible to receive options under the 1999 Director Plan. As of October 31, 2000, there were 470,000 shares available for future awards under the 1999 Director Plan. On October 31, 2000 the last reported sale price of NaviSite Common Stock on the Nasdaq National Market was $10.1875.

Descriptions of Awards

  The 1999 Director Plan provides for the grant of nonstatutory options to purchase shares of NaviSite Common Stock. Each eligible director who is elected for the first time to the Board of Directors of NaviSite is granted, upon the date of such initial election, an option to acquire 25,000 shares of NaviSite Common Stock (referred to as the "Initial Option"). Each affiliated director who ceases to be an affiliated director and is not otherwise an employee of NaviSite or any of NaviSite's subsidiaries or affiliates shall be granted on the date such director ceases to be affiliated director, but remains as a member of the Board of Directors, an Initial Option to acquire 25,000 shares of NaviSite Common Stock under the 1999 Director Plan.

  Each Initial Option granted under the 1999 Director Plan vests and becomes exercisable as to 1/48th of the number of shares originally subject to the option on each monthly anniversary date of the date of the grant, provided that the optionee serves as a director on such monthly anniversary date.

  On the first anniversary of the grant of an Initial Option and on each subsequent anniversary thereof, NaviSite shall grant to such eligible director an option to purchase 6,250 shares of NaviSite Common Stock (referred to as an "Annual Option"), provided that such eligible director serves as a member of the Board of

Directors on the anniversary date. Annual Options granted to those directors receiving Initial Options presently vest and become exercisable as to 1/12th of the number of shares originally subject to that Annual Option, on a monthly basis commencing on the 37th monthly anniversary date of the date of the grant of such Annual Option, provided that such director serves as a member of the Board of Directors on such date.

  Under the proposed amendment, each eligible director who did not receive an Initial Option shall be granted an Annual Option on the anniversary of their election, provided that such director serves as a member of the Board of Directors on the anniversary date. The proposed amendment also provides that the first Annual Option granted to a director who did not receive an Initial Option shall vest and become exercisable as to 1/12th of the number of shares originally subject to that Annual Option, on a monthly basis commencing on the first monthly anniversary of the date of the grant following the date that the option granted to such director under the 1998 plan becomes fully exercisable, provided that the optionee serves as director on the applicable anniversary date. Each subsequent Annual Option granted to a director who did not receive an Initial Option shall vest on a monthly basis, and become exercisable as to 1/12th of the number of shares originally subject to that Annual Option, commencing the first month following the date that the immediately preceding Annual Option becomes fully exercisable; provided that the optionee serves as director on the applicable anniversary date.

  The Board of Directors may, in its discretion, increase the number of shares subject to an Initial Option up to 100,000 and may increase the number of shares subject to an Annual Option, provided that Annual Options may not be granted for more than 100,000 shares in the aggregate in any 48 consecutive month period.

Administration

  The 1999 Director Plan is administered by the Board of Directors. The Board of Directors has the authority to interpret the provisions of the 1999 Director Plan, and its interpretation is final and binding. The Board of Directors may delegate any or all of its powers under the 1999 Director Plan to a committee appointed by the board.

  In the event of a merger, consolidation, reorganization, stock divided, stock split, reverse stock split, or other similar transaction, the Board of Directors is required to make appropriate adjustments in connection with the 1999 Director Plan and any outstanding options to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. In the event of a change in control, all outstanding options under the 1999 Director Plan are immediately exercisable in full.

Amendment or Termination

  The Board of Directors may suspend or terminate the 1999 Director Plan or amend it in any respect whatsoever. In addition, the Board of Directors may, in its discretion, accelerate the vesting of any option or options granted under the 1999 Director Plan.

Federal Income Tax Consequences

  The federal income tax consequences arising under the 1999 Director Plan are substantially similar to the nonstatutory stock option tax consequences described in "Proposal No. 2: Approval of Amendment to NaviSite's Amended and Restated 1998 Equity Incentive Plan."

Proposal and Reasons for Amendment and Restatement

  NaviSite's Board of Directors believes that it is in the best interests of NaviSite to amend and restate the 1999 Director Plan to (i) amend the 1999 Director Plan to permit the grant of annual options to all non-employee directors and (ii) provide for the monthly vesting of such annual options.

  The Board of Directors recommends that the stockholders vote FOR approval of the amendment and restatement of NaviSite's 1999 Stock Option Plan for Non-Employee Directors

                                PROPOSAL NO. 5

   AMENDMENT TO NAVISITE'S 1999 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE
               NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

General

  NaviSite's 1999 Employee Stock Purchase Plan (the "ESPP") was adopted by the Board of Directors and approved by the stockholders in October 1999. A total of 100,000 shares of NaviSite Common Stock, as adjusted, were initially reserved for issuance thereunder. As of July 31, 2000, 62,671 of the shares reserved for issuance under the ESPP (without giving effect to the proposed amendment) had been issued. NaviSite estimates that it will have utilized a substantial portion of the 37,329 remaining available shares by the end of the exercise period ending February 28, 2001, potentially leaving an inadequate number of shares available for issuance thereafter.

  The Board of Directors believes that it is in the best interest of NaviSite to provide employees with an opportunity to purchase NaviSite Common Stock through payroll deductions. Accordingly, on October 1, 2000, the Board of Directors approved, subject to stockholder approval, an amendment to increase the number of shares reserved for issuance under the ESPP from 100,000 shares, as adjusted, to 250,000 shares (subject to adjustment for certain changes in NaviSite's capitalization).

Summary of the ESPP

  The following summary of the ESPP is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached as Appendix F to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the ESPP may be obtained by making a written request to the General Counsel of NaviSite.

Purpose

  The purpose of the ESPP is to provide employees of NaviSite, and of any majority-owned subsidiaries designated by the Board of Directors, who participate in the ESPP with an opportunity to purchase NaviSite Common Stock through payroll deductions.

Administration

  The ESPP is currently being administered by the Board of Directors, although that body may appoint a committee to perform that function. All questions of interpretation or application of the ESPP are determined in the sole discretion of the Board of Directors or its committee, and its decisions are final and binding upon all participants. Members of the Board of Directors who are eligible employees are permitted to participate in the ESPP, but may not vote on any matter affecting the administration of the ESPP or the grant of any option pursuant to the ESPP. No member of the Board of Directors who is eligible to participate in the ESPP may be a member of the committee appointed to administer the ESPP. No charges for administrative or other costs may be made against the payroll deductions of a participant in the ESPP. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the ESPP.

Eligibility; Participation

  Any person who is employed by NaviSite (or by any subsidiary designated by the Board of Directors) (a) for at least 20 hours per week and (b) on the first day of a Plan Period (as defined below) is eligible to participate in the ESPP. As of July 31, 2000, approximately 473 employees were eligible to participate in the ESPP.

  Eligible employees become participants in the ESPP by completing and delivering a payroll deduction authorization. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the ESPP until the commencement of the next offering period.

Offerings

  The ESPP is currently implemented by consecutive three-month offering periods. The initial offering period began on October 22, 1999 and ended on February 29, 2000. Each subsequent offering period commences on the date immediately following the end of the preceding offering period and ends on the last day of the third full month thereafter. Each such period is referred to as a "Plan Period." The Board of Directors has the power to alter the duration of a Plan Period without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period to be affected.

Purchase Price

  The purchase price per share at which shares are purchased under the ESPP is the lower of 85% of the fair market value of a share of NaviSite Common Stock on (a) the first day of business of a Plan Period or (b) the last business day of the Plan Period. The fair market value of NaviSite Common Stock on a given date is equal to its closing price on the Nasdaq National Market on such date.

Payment of Purchase Price; Payroll Deductions

  ESPP shares are purchased with funds that are accumulated through payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, as that term is defined in the ESPP. A participant may increase, decrease or discontinue payroll deductions once during a Plan Period.

  All payroll deductions are credited to the participant's account under the ESPP; no interest accrues on the payroll deductions. All payroll deductions received or held by NaviSite may be used by NaviSite for any corporate purpose and such payroll deductions need not be segregated.

Purchase of Stock; Exercise of Option

  At the beginning of each Plan Period, each participating employee is in effect granted an option to purchase shares of common stock. The maximum number of shares placed under option to a participant in an offering period is determined by multiplying $1,667 by the number of full months in the Plan Period and dividing the result by the closing price of NaviSite Common Stock on the first day of such Plan Period.

Withdrawal

  A participant may terminate his or her participation in the ESPP at any time prior to the end of a Plan Period. All of the participant's accumulated payroll deductions will be paid to the participant promptly after receipt of his or her notice of withdrawal and his or her participation in the current offering period will be automatically terminated. No resumption of payroll deductions will occur on behalf of such participant unless such participant re-enrolls in the ESPP during the applicable open enrollment period preceding the commencement of a subsequent offering period. A participant's withdrawal from the ESPP during an offering period does not have any effect upon such participant's eligibility to participate in subsequent offering periods under the ESPP.

Termination of Employment

  Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons designated in the subscription agreement.

Capital Changes

  If any change is made in the capitalization of NaviSite, such as stock splits or stock dividends, which results in an increase or decrease in the number of shares of NaviSite Common Stock outstanding without receipt of consideration by NaviSite, appropriate adjustments will be made in the number of shares subject to purchase and in the purchase price per share, subject to any required action by the stockholders of NaviSite. In the event of the proposed sale of all or substantially all of the assets of NaviSite or the merger of NaviSite with or into another entity, (a) each holder of outstanding options shall be entitled to, upon exercise of the option, receive in lieu of shares of NaviSite Common Stock, rights to the consideration received by holders of NaviSite Common Stock pursuant to the terms of such transaction;
(b) all outstanding options may be cancelled and all payroll deductions shall be paid out to participating employees; or (c) all outstanding options may be cancelled by the Board of Directors or its committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an option, and each holder of an Option shall have the right to exercise such option in full based on payroll deductions then credited to his account as of a date determined by the Board of Directors or its committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

Amendment and Termination of the ESPP

  The Board of Directors may at any time amend or terminate the ESPP. An offering period may be terminated by the Board of Directors on any purchase date if it determines that the termination of the offering period or the ESPP is in the best interests of NaviSite and its stockholders. No amendment may be made to the ESPP without prior approval of the stockholders of NaviSite where such approval is necessary to comply with Section 423 of the Code (i.e., if such amendment would increase the number of shares reserved under the ESPP or modify the eligibility requirements) and in no event may any amendment be made which would cause the ESPP to fail to comply with Section 423 of the Code.

Certain Federal Income Tax Information

  The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the offering date and more than one year after the purchase date, the excess of the fair market value of the shares at the time of such disposition over the purchase price will be treated as capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and any further gain or any loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. NaviSite is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the two holding periods described above.

  The foregoing is only a summary of the effect of federal income taxation upon the participant and NaviSite with respect to the purchase of shares under the ESPP, is not intended to be complete, and does not discuss the income tax laws of any municipality, state or foreign country.

Participation in the ESPP

  Participation in the ESPP is voluntary and dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable. Non-employee directors are not eligible to participate in the ESPP.


  The Board of Directors recommends a vote FOR the approval of the amendment to Navisite's 1999 Employee Stock Purchase Plan.

                                PROPOSAL NO. 6

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected KPMG LLP to audit NaviSite's financial statements for the fiscal year ending July 31, 2001. KPMG LLP has audited the financial statements of NaviSite for each fiscal year since NaviSite's inception. If the stockholders do not ratify the selection of KPMG LLP as NaviSite's independent auditors, the Board of Directors will reconsider its selection. Representatives of KPMG LLP are expected to be present at the Annual Meeting to make a statement if they desire to do so, and to be available to respond to appropriate questions from stockholders.

  The Board of Directors recommends a vote FOR ratification of the selection of KPMG LLP as NaviSite's independent auditors for the fiscal year ending July 31, 2001.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Discretionary authority for them to do so is contained in the enclosed proxy card.

  Adjournments of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. An adjournment may be made from time to time by the chairman of the annual meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the annual meeting, whether or not a quorum exists. In their discretion, the proxies named in the proxy card are authorized to vote upon any adjournment of the annual meeting, including for the purpose of soliciting additional proxies. However, no proxies voted against Proposal Nos. 2, 3, 4, 5 or 6 will be voted in favor of adjournment of the Annual Meeting for the purpose of soliciting additional proxies with respect to either such proposal.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented in NaviSite's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act ("Rule 14a-8"), must be received by NaviSite no later than July 19, 2001 in order to be included in NaviSite's proxy statement and form of proxy relating to that meeting.

  Proposals of stockholders intended to be submitted for a formal vote at NaviSite's 2001 annual meeting of stockholders (other than proposals intended to be included in NaviSite's proxy statement and form of proxy in accordance with Rule 14a-8) may be made only by a stockholder of record who has given notice of the proposal to the Secretary of NaviSite at its principal executive offices no earlier than September 17, 2000 and no later than October 2, 2001.

                          ANNUAL REPORT AND FORM 10-K

  Concurrently with this Proxy Statement, NaviSite is sending a copy of its 2000 Annual Report to all of its stockholders of record as of October 25, 2000. The 2000 Annual Report contains NaviSite's audited consolidated financial statements for the fiscal year ended July 31, 2000.

  A copy of NaviSite's Annual Report on Form 10-K for the fiscal year ended July 31, 2000 filed with the SEC may be accessed from the SEC's homepage (www.sec.gov) or may be obtained without charge upon written request to NaviSite, Inc., 400 Minuteman Road, Andover, Massachusetts 01810, Attention:
Investor Relations.

                                          By order of the Board of Directors,

                                          /s/ Scott N. Semel

                                          Scott N. Semel
                                          Secretary

November 16, 2000

Appendix A--Proxy Card
Appendix B--Charter of Audit Committee
Appendix C--Amended and Restated 1998 Equity Incentive Plan
Appendix D--Amended and Restated 1998 Director Stock Option Plan
Appendix E--Amended and Restated 1999 Stock Option Plan for Non-Employee
Directors
Appendix F--1999 Employee Stock Purchase Plan

                                 NAVISITE, INC.
                               400 Minuteman Road
                          Andover, Massachusetts 01810

                       SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS


     The undersigned hereby appoint(s) Joel B. Rosen, Kenneth W. Hale and Scott
N. Semel each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of NaviSite, Inc. ("NaviSite") held of record by the undersigned on October 25, 2000 at the Annual Meeting of Stockholders to be held on December 20, 2000 and any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL

     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of NaviSite that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

[X]      Please mark
         votes as in
         this example.

A vote FOR the director nominees (Proposal No. 1) and FOR proposal numbers 2, 3, 4, 5 and 6 is recommended by the Board of Directors.

1.  Election of Directors      Nominees:

                               Craig D. Goldman
                               Andrew J. Hajducky III
                               James F. Moore, Ph.D.
                               Stephen D.R. Moore
                               Joel B. Rosen
                               David S. Wetherell

           FOR all                      WITHHELD            2.  Approval of the       FOR       AGAINST        ABSTAIN
          nominees                      from all                amendment to the
         (except as                     nominees                Amended and           [ ]         [ ]            [ ]
        indicated to                                            Restated 1998
        the contrary)                                           Equity Incentive
                                                                Plan.
             [ ]                           [ ]
                                                            3.  Approval of the       FOR       AGAINST        ABSTAIN
                                                                amendment to the
                                                                Amended and           [ ]         [ ]            [ ]
                                                                Restated 1998
                                                                Director Stock
                                                                Option Plan.

                                                            4.  Approval of the       FOR       AGAINST        ABSTAIN
                                                                amendment and
                                                                restatement of        [ ]         [ ]            [ ]
                                                                the 1999 Stock
                                                                Option Plan
                                                                for Non-Employee
                                                                Directors.

                                                            5.  Approval of the       FOR       AGAINST        ABSTAIN
                                                                selection of
                                                                KPMG LLP as           [ ]         [ ]            [ ]
                                                                independent
                                                                auditors for the
                                                                fiscal year
                                                                ending July 31,
                                                                2001.

                                                            6.  Approval of the       FOR       AGAINST        ABSTAIN
                                                                amendment to the
                                                                1999 Employee Stock   [ ]         [ ]            [ ]
                                                                Purchase Plan.

                                                            7.  In their              FOR       AGAINST        ABSTAIN
                                                                discretion, the
                                                                proxies are           [ ]         [ ]            [ ]
                                                                authorized to
                                                                vote upon any
                                                                other business
                                                                that may
                                                                properly come
                                                                before the
                                                                meeting.
INSTRUCTIONS: To withhold authority to vote for
individual nominee(s) strike a line through each such
nominee's name.  Your shares will be voted for the
remaining nominee(s).

                                            MARK HERE
                                            FOR ADDRESS CHANGE         [  ]
                                            OR COMMENTS AND
                                            NOTE ON REVERSE

                                            Please sign this
                                            proxy exactly as
                                            your name appears
                                            hereon. Joint owners
                                            should each sign
                                            personally. Trustees
                                            and other
                                            fiduciaries should
                                            indicate the
                                            capacity in which
                                            they sign. If a
                                            corporation or
                                            partnership, this
                                            signature should be
                                            that of an
                                            authorized officer
                                            who should state his
                                            or her title.

Signature:                                    Date:
          ----------------------------------       -----------

Signature:                                    Date:
          ----------------------------------       -----------

                                                                     APPENDIX B

                                NAVISITE, INC.
                            AUDIT COMMITTEE CHARTER

I. Membership

  A. Number. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C below.

  B. Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

  1. Has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

  2. Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, son-in-law, daughter-in-law, and anyone who resides in a person's home);

  3. Is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

  4. Did not within the last fiscal year receive from the Company or any affiliate of the Company compensation--other than benefits under at tax qualified retirement plan, compensation for director service or nondiscretionary compensation--greater than $60,000; and

  5. Has not in the any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or
     (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

  Under the exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

  C. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

  D. Chairman. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II. Responsibilities of the Audit Committee

  The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

  A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

  B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

  C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

  D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

  E. The Audit Committee shall review and discuss with the Company's management the Company's audited financial statements.

  F. The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

  G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgement deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

  H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

  I. The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

  J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

  K. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

  L. Audit Committee shall meet privately at least once per year with: (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and
(iv) the most senior person (if any) responsible for the internal audit activities of the Company.

III. Effective Date for Compliance

  The composition of the Audit Committee shall comply with Section I(A) of this Audit Committee Charter on or before June 14, 2001.

                                                                      APPENDIX C



                    ----------------------------------------

                                 NAVISITE, INC.
                              AMENDED AND RESTATED
                           1998 EQUITY INCENTIVE PLAN

                    ----------------------------------------



1.   Purpose.
     -------

     The purpose of this NaviSite, Inc. Amended and Restated 1998 Equity Incentive Plan (the "Plan") is to attract and retain key employees and
                     ----
consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Common Stock. Certain capitalized terms used herein are defined in
Section 9 below.

2.   Administration.
     --------------

     The Plan shall be administered by the Committee. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of such Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and to make all determinations under the Plan with respect thereto, provided that, subject to Sections 4(a) and 4(c) hereof, the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3.   Eligibility.
     -----------

     All employees and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. With respect to Awards issued in connection with the reorganization of NaviSite Internet Services Corporation into the Company and NaviNet, Inc., a Delaware corporation ("NaviNet"), employees and consultants of
                                        -------
NaviNet shall also be eligible to be Participants in the Plan and NaviNet shall be deemed to be an Affiliate of the Company for purposes of interpreting the provisions of the Plan applicable to such Awards. Incentive Stock Options (as defined in Section 5(a) hereof) may be granted under the Plan only to persons eligible to receive such options under the Code.

4.   Stock Available for Awards.
     --------------------------

     a. Amount. Subject to adjustment under Section 4(b) hereof, Awards may be made under the Plan with respect to a maximum of 5,562,212 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled without the issuance of shares of Common Stock, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or settlement shall again be available under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     b. Adjustment. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation imposed by the Code) may in its sole discretion equitably adjust any or all of
(i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares or other consideration subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, provided that the number of shares or other consideration subject to any Award shall always be a whole number, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award.

     c. Limit on Individual Grants. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 300,000 shares, subject to adjustment under Section 4(b) hereof.

5.   Stock Options.
     -------------

     a. Grant of Options. Subject to the provisions of the Plan, the Committee may grant options ("Options") to purchase shares of Common Stock (i) intended to
                    -------
comply with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii)
                                           -----------------------
not intended to comply with such requirements ("Non-statutory Stock Options").
                                                ---------------------------
The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

     b. Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     c. Payment. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration, including a payment commitment of a financial or brokerage institution, as the Committee may determine. If the exercise price of an option is paid by delivery of Restricted Stock (as defined below) owned by the optionee, shares so acquired will be subject to the same restrictions as were applicable to such Restricted Stock.

6.   Stock Appreciation Rights.
     -------------------------

     a. Grant of SARs. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price ("Stock Appreciation Rights" or "SARs") in tandem with an Option
                 -------------------------      ----
(at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

     b. Exercise Price. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of grant.

     c. Limited SARs. An SAR related to an Option, which SAR can only be exercised upon or during limited periods following a change in control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during a specified period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.

7.   Restricted Stock.
     ----------------

     a. Grant of Restricted Stock. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted
                                                                   ----------
Stock") and determine the duration of the period (the "Restricted Period")
-----                                                  -----------------
during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

     b. Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

8.   General Provisions Applicable to Awards.
     ---------------------------------------

     a. Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

     b. Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

     c. Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Awards under the Plan) currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

     d. Termination of Employment or Service on the Board. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment or service on the Board of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

     e. Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or
(v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

     f. Transferability. In the discretion of the Committee, any Award may be made transferable upon such terms and conditions and to such extent as the Committee determines, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. The Committee may in its discretion waive any restriction on transferability. Any exercise by a transferee shall also be governed by the Plan. Under certain circumstances, the Company may or may not permit the transfer of an Award, and such transferred Award, or securities purchasable upon exercise of such transferred Award, may or may not be registered under the Securities Act of 1933, as amended.

     g. Loans. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award at the time such loan is made), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

     h. Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery.

     i. Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

     j. Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Non-statutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

9.   Certain Definitions.
     -------------------

     "Affiliate" means any business entity in which the Company owns directly or
      ---------
indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

     "Award" means any Option, Stock Appreciation Right or Restricted Stock
      -----
granted under the Plan.

     "Board" means the Board of Directors of the Company.
      -----

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, or any successor law.

     "Committee" means one or more committees each comprised of not less than
      ---------
two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. Unless otherwise determined by the Board, if a Committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a "non-employee director" within the meaning of applicable Rule 16b-3 under the Exchange Act or an "outside director" within the meaning of Section 162(m) of the Code, respectively. In the event that the Board does not appoint a Committee, references in the Plan to the Committee shall mean the Board.

     "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the
      ------------      -----
Company.

     "Company" means NaviSite, Inc., a Delaware corporation.
      -------
     "Covered Employee" means a "covered employee" within the meaning of Section
      ----------------
162(m) of the Code.

     "Designated Beneficiary" means the beneficiary designated by a Participant,
      ----------------------
in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, or any successor law.

     "Fair Market Value" means, (i) with respect to property other than Common
      -----------------
Stock, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time and
(ii) with respect to Common Stock, the value determined by the Board in good faith, provided that if the Common Stock is then quoted on the Nasdaq National Market ("Nasdaq") or traded on any national securities exchange or other interdealer quotation system, then the Fair Market Value of a share of Common Stock shall be the closing price for the Common Stock as reported by Nasdaq, or the principal exchange on which the Common Stock is then traded, on the last preceding trading day.

     "Participant" means a person selected by the Committee to receive an Award
      -----------
under the Plan.

     "Reporting Person" means a person subject to Section 16 of the Exchange
      ----------------
Act.

10.   Miscellaneous.
      -------------

     a. No Right To Employment or Service on the Board. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

     b. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

     c. Effective Date. Subject to the approval of the stockholders of the Company, the Plan shall be effective on December 28, 1998.

     d. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

     e. Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.

                    -----------------------------------------


This Plan was originally approved by the Board on December 28, 1998.

This Plan was originally approved by the stockholders on December 28, 1998.

This Plan was amended and restated by the Board as of October 8, 1999.

This Plan, as amended and restated by the Board, was approved by the stockholders as of October 8, 1999.

                                 NaviSite, Inc.
                         Amendment No. 1 to Amended and
                       Restated 1998 Equity Incentive Plan

     The Amended and Restated 1998 Equity Incentive Plan is hereby amended as follows:

     Section 4.a is hereby amended to replace the number 5,562,212 in the first sentence with 15,000,000.

                                                                      APPENDIX D

                                NAVISITE, INC.
                             Amended and Restated
                        1998 Director Stock Option Plan

1.   Purpose.
     -------

     This Amended and Restated 1998 Director Stock Option Plan (the "Plan") governs options to purchase Common Stock, $.01 par value per share (the "Common Stock"), of NaviSite, Inc. (the "Company") granted by the Company to members of the Board of Directors of the Company (the "Board") who are not also officers or employees of the Company or any affiliate of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of the Common Stock of the Company by such Directors.

2.   Administration.
     --------------

     Grants of stock options under the Plan shall be automatic as provided in
Section 8. All questions of interpretation of the Plan or of any options granted hereunder shall be determined by the Board. Any and all powers of the Board under the Plan may be exercised by a committee consisting of one or more Directors appointed by the Board who are not participants in the Plan.

3.   Eligibility.
     -----------

     Members of the Board who are not also officers or employees of the Company or any affiliate of the Company shall be eligible to participate in the Plan.

4.   Shares Subject to the Plan.
     --------------------------

     Options may be granted under the Plan in respect of a maximum of 125,000 shares of Common Stock, subject to adjustment as provided in Section 5 below. Shares to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. Whenever options under the Plan lapse, terminate or otherwise become unexercisable, the shares of Common Stock which were available for such options shall again be available for the grant of options under the Plan. The Company shall at all times during the term of the Plan and while options remain outstanding hereunder reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

5.   Adjustment of Number of Option Shares.
     -------------------------------------

     In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company's Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable, the option price of such options and the consideration with respect to which the options are exercisable may be appropriately adjusted (as determined by the Board in its sole discretion) to reflect such change or distribution.

     Except as otherwise provided in the Option Agreement (as defined below) in the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, all outstanding options shall terminate; provided,
                                                                     --------
however, that (i) in the event of the liquidation or dissolution of the Company,
-------
or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option therefor, such option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to this Plan or any Option Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless such option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume such outstanding option or issue a substitute option therefor.

     No fraction of a share shall be purchasable or deliverable upon exercise of an option, but, in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

6.   Non-Statutory Stock Options.
     ---------------------------

     All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

7.   Form of Option Agreements.
     -------------------------

     Options shall be granted hereunder pursuant to the terms of written agreements ("Option Agreements") which shall be substantially in the form of the attached Exhibit A or in such other form as the Board may from time to time determine.

8.   Grant of Options and Option Terms.
     ---------------------------------

     A. Automatic Grant of Options. Commencing on the date of the adoption of this Plan by the stockholders, each non-employee director of the Company shall, upon the date of his or her election (the "Date of Grant"), automatically be granted an option to purchase 25,000 shares of Common Stock, with the exception of Craig Goldman, who shall be granted an option to purchase 50,000 shares of Common Stock on the date this Plan is adopted by the Board of Directors (the "Craig Goldman option"). No options shall be granted hereunder (i) if, upon the election of such a non-employee director, there are not sufficient shares reserved for issuance under the Plan to make such an automatic grant and (ii) after ten years from the date on which this Plan was initially approved and adopted by the Board.

     B. Exercisability of Options. The options granted under this Plan shall become exercisable with respect to 5,000 shares on the first anniversary of the Date of Grant (except in the case of the Craig Goldman option, which option shall be exercisable as to 10,000 shares on the Date of Grant), and shall become exercisable as to an additional 5,000 shares (except in the case of the Craig Goldman option, which option shall be exercisable as to an additional 10,000 shares) on the date of each annual meeting of the stockholders of the Company (a "Stockholder Meeting") thereafter but in all cases if and only if the option holder is a member of the Board at the opening of business on the next business day following the date of such annual meeting. Directors holding exercisable options under this Plan who cease to serve as members of the Board of the Company for any reason other than death may, for a period of seven months following the date of cessation of service, exercise the rights they had under such options at the time they ceased being a Director. Any options and rights that have not yet become exercisable shall terminate upon cessation of such Director's membership on the Board. Upon the death of a Director, those entitled to do so under the Director's will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any options which were exercisable at the time of such Director's death. The rights of the option holder may be exercised by the holder's guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder's estate or his or her transferee on death in accordance with this Plan, in the case of death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions, no rights under any options may be exercised after the expiration of ten years from their Date of Grant.

     C. Option Price; Fair Market Value. With the exception of the Craig Goldman option, the per share option price for each option granted under this Plan shall be the Fair Market Value per share of the Common Stock (as hereinafter defined) on the Date of Grant. The "Fair Market Value" per share of the Common Stock shall be the value determined by the Board in good faith, provided that if the Common Stock is then quoted on the Nasdaq National Market ("Nasdaq") or traded on any other national securities exchange or other interdealer quotation system, then the Fair Market Value of a share of Common Stock shall be the closing price for the Common Stock as reported by Nasdaq, or the principal exchange or quotation system on which the Common Stock is then traded or quoted, on the last preceding trading day. The Craig Goldman option shall be exercisable at $0.34 per share.

     D. Term of Option. The term of each option granted under the Plan shall be ten years from the Date of Grant, subject to earlier termination as provided in
Section 5 hereof or in this Section 8 or in the Option Agreement.

     E. Method of Exercise and Payment. Each exercise of an option hereunder may be effected only by giving written notice, in the manner provided in Section 12 hereof, of intent to exercise the option, specifying the number of shares as to which the option is being exercised, and accompanied by full payment of the option price for the number of shares then being acquired. Such payment shall be made (i) in cash, (ii) by certified or bank check payable to the order of the Company, (iii) credit to the Company's account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the Company, (iv) in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the total option price for the number of shares of Common Stock for which payment is then being made, or (v) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the difference between the total option price for the number of shares of Common Stock for which payment is then being made and the amount of the payment in cash or by certified or bank check. Shares of Common Stock surrendered in payment of all or part of the option price must have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board.

     Receipt by the Company of such notice and payment shall, for purposes of this Plan, constitute exercise of the option or a part thereof. Within twenty
(20) days thereafter, the Company shall deliver or cause to be delivered to the optionee a certificate or certificates for the number of shares of Common Stock then being purchased by the optionee. Such shares shall be fully paid and non-assessable. Notwithstanding the foregoing, if any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority (including, but not limited to, a stock exchange) shall require the Company or the optionee (i) to register or qualify, under the Securities Act of 1933, as amended (the "Securities Act"), any similar federal statute then in force or any state law regulating the sale of securities, any shares of Common Stock covered by an option with respect to which notice of intent to exercise shall have been delivered to the Company or (ii) to take any other action in connection with such shares before issuance thereof may be effected, then the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action. Nothing herein shall be deemed to require the Company to take such action. Any such action shall be taken by the Company at its own expense.

     To the extent determined necessary by counsel to the Company to comply with any applicable law, the Company may require an individual exercising an option to represent that his purchase of shares of Common Stock pursuant to such exercise is for his own account, for investment and without a view to resale or distribution and that he will not sell or otherwise dispose of any such shares except pursuant to (i) an effective registration statement covering such transaction filed with the Securities and Exchange Commission and in compliance with all of the applicable provisions of the Securities Act, and the rules and regulations thereunder, or (ii) an opinion of Company counsel that such registration is not required.

     F. Non-transferability. Options granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution.

9.   Limitation of Rights.
     --------------------

     a. No Right to Continue as a Director. Neither the Plan, nor the granting of an option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an optionee as a Director for any period of time or at any particular rate of compensation.

     b. No Stockholders' Rights for Options. Directors shall have no rights as stockholders with respect to the shares covered by their options until the date they are issued such shares, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such option shares are so issued.

10.  Stockholder Approval.
     --------------------

     The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of shares of voting capital stock present or representing a majority of votes entitled to be cast at a meeting of the Company's stockholders. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

11.  Amendment or Termination.
     ------------------------

     The Board may amend or terminate this Plan at any time subject to any stockholder approval that the Board deems necessary. No such termination or amendment shall adversely affect the rights of any option holder with respect to outstanding options under the Plan without the prior written consent of such option holder.

12.  Notices.
     -------

     Any communication or notice required or permitted to be given under this Plan shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Chief Financial Officer at NaviSite, Inc., 100 Brickstone Square, Andover, MA 01810 (or such other address as the Company may from time to time prescribe) and, if to an optionee, to such address as the optionee shall last have furnished to the Company.

13.  Governing Law.
     -------------

     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

                                 As adopted by the Board on
                                 December 28, 1998

                                 As approved by the Stockholders on
                                 December 28, 1998

                                 As amended and restated by the Board
                                 as of October 8, 1999

                                 As approved by the Stockholders, as amended and restated, as of October 8, 1999

      EXHIBIT A
      ---------

1998 DSO - _______                                                 25,000 Shares

                                NAVISITE, INC.
                             Amended and Restated
                        1998 Director Stock Option Plan
                     Non-statutory Stock Option Agreement
                              __________ __, 199_

     NaviSite, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below (the "Optionee") an option to purchase shares of Common Stock, $.01 par value per share, of the Company (the "Option") under and subject to the Company's Amended and Restated 1998 Director Stock Option Plan (the "Plan"), subject to the following terms and conditions and those set forth in the Plan:

Name of Optionee:
Address:

Social Security No.
Option Price:
Date of Grant:

Exercisability Schedule:

     This option shall become exercisable as provided in Section 8 of the Plan.

     By signing this Stock Option Agreement and returning on signed copy of to the Company, the Optionee accepts the Option described herein on the terms and conditions set forth herein or in the Plan.

                                   NAVISITE, INC.                       Accepted


                                By:
                                   -----------------------------------

                                            -----------------------------------
                                     Title:
                                                     Optionee

                                NaviSite, Inc.

                                Amendment No. 1
                            to Amended and Restated
                        1998 Director Stock Option Plan
                        -------------------------------

     The Amended and Restated 1998 Director Stock Option Plan of NaviSite, Inc. is hereby amended as follows:

     Section 8.b is hereby amended by inserting the following sentence immediately after the first sentence of the section:

          "Notwithstanding the preceding sentence, as of December 20, 2000, all options granted under this plan shall be treated as having become exercisable with respect to one-sixtieth (1/60th) of the shares underlying such options on the first monthly anniversary of the Date of Grant, and as to an additional one-sixtieth (1/60th) of the shares each monthly anniversary thereafter, but in all cases if, and only if, the option holder continues to be a member of the Board at the opening of the next business day following such monthly anniversary."

                                                                      APPENDIX E


NAVISITE, INC.

                             AMENDED AND RESTATED

               1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     As Amended and Restated by the Board of Directors on October 1, 2000

1.   Purpose.
     -------

     The purpose of this 1999 Stock Option Plan for Non-Employee Directors (the "Plan") of NaviSite, Inc. (the "Company") is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.   Administration.
     --------------

     The Board of Directors of the Company (the "Board") shall supervise and administer the Plan. All questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board and such resolution shall be final and binding upon all persons having an interest in the Plan. The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee appointed by the Board, and if a committee is so appointed, all references to the Board in the Plan shall mean and relate to such committee.

3.   Eligibility.
     -----------

     There shall be eligible to receive options under the Plan each director of the Company who: (i) is not an employee of the Company or any of its subsidiaries or affiliates, (ii) unless otherwise determined by the Board, is not an affiliate (as such term is defined in Rule 144(a)(1) promulgated under the Securities Act of 1933, as amended), employee or designee of an institutional or corporate investor that owns, at the time of his or her initial election as a director of the Company, more than 5% of the outstanding shares of Common Stock of the Company (an "Affiliated Director").

4.   Stock Subject to the Plan.
     -------------------------

     (a) A total of 250,000 shares of the Company's common stock, par value $.01 per share ("Common Stock") may be issued under the Plan, subject to adjustment as provided in Section 7.

     (b) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5.   Terms, Conditions and Form of Options.
     -------------------------------------

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) (i) Initial Grants. Each eligible director who is elected for the first
             --------------
time to the Board after this Plan is adopted by the Board shall be granted, upon the date of such initial election, an option to acquire 25,000 shares of Common Stock under the Plan (the "Initial Option"), provided that if such initial
                                             --------
election occurs prior to the approval of the Plan by the stockholders of the Company, such option may, at the discretion of the Board, be granted on the date of such approval. Each Affiliated Director who ceases to be an Affiliated Director and is not otherwise an employee of the Company or any of its subsidiaries or affiliates shall be granted, on the date such director ceases to be an Affiliated Director but remains as a member of the Board, an Initial Option to acquire 25,000 shares of Common Stock under the Plan.

         (ii) Annual Grants. On the first anniversary of the grant of the
              -------------
Initial Option to an eligible director, and on each subsequent anniversary thereof, the Company shall grant to such eligible director an option to purchase 6,250 shares of Common Stock (an "Annual Option"), provided that such eligible
                                                   --------
director serves as a member of the Board on the applicable anniversary date. In addition, for any eligible director who has received an option under NaviSite's 1998 Director Stock Option Plan (the "1998 Plan") upon his first becoming elected to the Board, the Company shall, on the second anniversary of the date on which the option was granted under the 1998 Plan, and on each subsequent anniversary date thereof, grant to such eligible director an Annual Option, provided that such eligible director serves as a member of the Board on the
--------
applicable anniversary date.

         (iii) Additional Shares. The Board may, in its discretion, increase to
               -----------------
up to 100,000 the aggregate number of shares of Common Stock that may be subject to an Initial Option and/or Annual Options covering any vesting period of up to 48 months that may be granted to an eligible director after the date of such increase.

     (b) Option Exercise Price. The option exercise price per share for each
         ---------------------
option granted under the Plan shall equal (i) the closing price of the Common Stock on any national securities exchange on which the Common Stock is listed,
(ii) the closing price of the Common Stock on the Nasdaq National Market or
(iii) the average of the closing bid and asked prices of the Common Stock in the over-the-counter market, whichever is applicable, on the date of grant, or if none of clauses (i), (ii) or (iii) applies, the fair market value of the Common Stock, as determined by the Board, on the date of grant. In the case of clauses
(i), (ii) and (iii), if no sales of Common Stock were made on the date of grant, the price of the Common Stock shall be the reported price for the next preceding day on which sales were made.

     (c) Transferability of Options. Except as the Board may otherwise provide
         --------------------------
in an option granted under the Plan, any option granted under the Plan to an optionee shall not be transferable by the optionee other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or (iii) to any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew or other person sharing the director's household (other than a parent or employee) (a "Family Member"), or any trust in which Family Members have more than 50% of the beneficial interest, any foundation in which Family Members (or the optionee) control the management of assets, and any other entity in which Family Members (or the optionee) have more than a 50% aggregate voting interest. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees.

     (d) Time and Manner of Exercise.
         ---------------------------

          (i) Vesting.
              -------

              (a) Each Initial Option granted under the Plan shall vest and become exercisable as to 1/48th of the number of shares originally subject to the option on each monthly anniversary date of the date of grant, provided that
                                                                  --------
the optionee serves as a director on such monthly anniversary date.

              (b) Each Annual Option granted under the Plan to a director who received an Initial Option under the Plan shall vest and become exercisable as to 1/12th of the number of shares originally subject to that Annual Option on each monthly anniversary date of the date of grant commencing on the 37th monthly anniversary date of the date of the grant of such Annual Option, provided that the optionee serves as a director on such monthly anniversary
--------
date. The first Annual Option granted under the Plan to a director who previously received an option under the 1998 Plan shall vest and become exercisable as to 1/12th of the number of shares originally subject to that Annual Option on each monthly anniversary date of the date of grant, commencing the first month following the date the option granted under the 1998 Plan becomes fully exercisable; provided that the optionee serves as a director on
                           --------
such monthly anniversary date. Each subsequent Annual Option granted under the Plan to a director who previously received an option under the 1998 Plan shall vest and become exercisable as to 1/12th of the number of shares originally subject to that Annual Option on each monthly anniversary date of the date of grant, commencing the first month following the date that the Annual Option that was granted immediately prior to such Annual Option becomes fully exercisable; provided that the optionee serves as a director on such monthly anniversary date.

         (ii) Termination. Except as otherwise provided in the applicable
              -----------
option agreement, each option shall terminate, and may no longer be exercised, on the earlier of (i) the date ten years after the date of grant of such option or (ii) six months after the date on which the optionee ceases to serve as a director of the Company (or 12 months if such cessation is due to the death of such director). Each option may be exercised during the 6 or 12 month period set forth in clause (ii) above only to the extent it was exercisable at the time of the optionee's cessation of service as a director.

         (iii) Change in Control. All outstanding options granted under the
               -----------------
Plan shall immediately become exercisable in full upon a Change in Control (as defined in Section 8).

         (iv) Exercise Procedure. An option may be exercised in whole or in
              ------------------
part, to the extent it is then exercisable, only by written notice to the Company at its principal office accompanied by (i) payment in cash or by check of the full exercise price for the shares as to which it is exercised, (ii) delivery of outstanding shares of Common Stock (which have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price, (iii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (iv) payment by such other means as may be approved by the Board, or (v) any combination of the foregoing.

         (v) Exercise by Representative Following Death of Director. An
             ------------------------------------------------------
optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

         (vi) Withholding Taxes. An optionee shall pay to the Company, or make
              -----------------
provisions satisfactory to the Company for payment of, any taxes required by law to be withheld upon any exercise of an option granted under the Plan, no later than the date of the event creating such tax liability. In the Board's discretion, such tax obligation may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of the option, valued at the then fair market value.

     (e) Early Exercise Provisions. Notwithstanding anything to the contrary in
         -------------------------
the Plan, an optionee may at any time exercise any Initial Option or Additional Option in its entirety, as to both vested and unvested shares, provided that at
                                                               --------
the time of and as a condition to such exercise, such optionee executes and delivers to the Company a stock restriction agreement, in a form approved by the Board, pursuant to which the Company (or its designee) shall have the right to purchase from the optionee within 90 days of his or her termination of service as a director for any reason (or, if later, within 90 days after his or her exercise of the option), at the original option exercise price, all shares acquired upon such exercise that would not, but for the provisions of this
Section 5(e), have otherwise been purchasable by the optionee under the provisions of Section 5(d)(i) on the date of such termination of service.

6.   Limitation of Rights.
     --------------------

     (a) No Right to Continue as a Director. Neither the Plan, nor the granting
         ----------------------------------
of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

     (b) No Stockholders' Rights for Options. An optionee shall have no rights
         -----------------------------------
as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

     (c) Compliance with Securities Laws. Each option shall be subject to the
         -------------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

7.   Adjustment Provisions for Mergers, Recapitalizations and Related
     ----------------------------------------------------------------
     Transactions.
     -------------

     If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company are distributed with respect to such shares of Common Stock, the Board shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.   Change in Control.
     -----------------

     For purposes hereof, "Change in Control" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

     (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a majority or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the
              --------
following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any Business Combination (as defined below) excepted from subsection (c) of this Section 8 by the proviso set forth therein; or

     (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of adoption of this Plan or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided,
                                                                 --------
however, that there shall be excluded from this clause (ii) any individual whose
-------
initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

     (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), provided, that no such Business Combination shall
                         --------
constitute a Change in Control if, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, at least a majority of the then outstanding shares of common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; or

     (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

9.   Termination and Amendment of the Plan.
     -------------------------------------

     The Board may suspend or terminate the Plan or amend it in any respect whatsoever. In addition, the Board may, in its discretion, accelerate the vesting of any option or options granted under the Plan.

               Originally Adopted by the Board of Directors on October 8, 1999

               Originally Approved by the Stockholders on October 8, 1999

               Amended and Restated by the Board of Directors as of October 1, 2000

               Approved by the Stockholders as of December 20, 2000

                                                                      APPENDIX F


               NAVISITE, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN

The purpose of this 1999 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of NaviSite, Inc. (the "Company") with opportunities to purchase shares of the Company's common stock, $.01 par value (the "Common Stock"). Fifty thousand (50,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder and shall be interpreted consistent therewith.

1.  Administration.

    The Plan will be administered by the Board of Directors of the Company (the "Board) or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2.  Eligibility.

    All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that: (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and (b) they have been employed by the Company or a Designated Subsidiary for at least six months prior to enrolling in the Plan; and (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below). No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns, directly or indirectly, 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3.  Offerings.

    The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Unless otherwise determined by the Board or Committee, the first Offering will commence on the effective date (the "Effective Date") of the Company's initial public offering of Common Stock (or, if shares of Common Stock are not traded on a national securities exchange or the Nasdaq National Market on the Effective Date, then on the next date on which the Common Stock is so traded) and end on February 29, 2000. Unless otherwise determined by the Board or the Committee, subsequent Offerings will commence on the date after the end of the preceding Offering and will end on the last day of the third full month thereafter. Each such period is referred to as a Plan Period (a "Plan Period"). The Board or the Committee may, at its discretion, choose a different Plan Period for any Offerings.

4.  Participation.

    An employee eligible on the first day of any Offering (an "Offering Commencement Date") may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office prior to the enrollment deadline established by the Board or Committee. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his or her deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

5.  Deductions.

    The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any whole percentage (not less than 1% or more than 10%) or dollar amount not less than $10, or such lesser amount as the Board or Committee shall determine before the start of each Plan Period, of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made, provided that such percentage or amount may not result in total deductions of less than $100 for any Plan Period for any employee. No employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and any subsidiaries, to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6.  Deduction Changes.

    An employee may decrease, increase or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7.  Interest.

    Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

8.  Withdrawal of Funds.

    An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

9.  Purchase of Shares.

    On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a 3 participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $1,667 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period. Except as otherwise provided herein, the purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made. Notwithstanding the foregoing, for purposes of the initial Plan Period, the purchase price for each share will be (i) 85% of the price at which the Common Stock is initially offered to the public or (ii) 85% of the closing price of the Common Stock on the Exercise Date, whichever price shall be less. Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above. Any balance remaining in an employee's payroll deduction account at the end of a Plan Period, other than amounts that would have otherwise been applied for the payment of fractional shares, will be automatically refunded to the employee.

10. Issuance of Certificates.

    Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11. Rights on Retirement, Death or Termination of Employment.

    In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay 4 due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12. Optionees Not Stockholders.

    Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or her.

13. Rights Not Transferable.

    Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution and are exercisable during the employee's lifetime only by the employee.

14. Application of Funds.

    All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15. Adjustment in Case of Changes Affecting Common Stock.

    In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16. Merger.

    In the event of a merger or consolidation of the Company with or into another corporation, or of a sale of all or substantially all of the assets of the Company, while unexercised Options remain outstanding under the Plan,
    (a) subject to the provisions of clauses (b) and (c), after the effective date of such 5 transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17. Amendment of the Plan.

    The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with
    Section 423 of the Code.

18. Insufficient Shares.

    In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19. Termination of the Plan.

    This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

20. Governmental Regulations.

    The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

21. Governing Law.

    The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

22. Issuance of Shares.

    Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company or from any other proper source.

23. Notification upon Sale of Shares.

    Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

24. Effective Date and Approval of Stockholders.

    The Plan shall take effect on October 27, 1999 subject to approval by the stockholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

    Adopted by the Board of Directors as of October 8, 1999

    Approved by the Stockholders as of October 8, 1999

                                NaviSite, Inc.
                                 Amendment to
                         Employee Stock Purchase Plan

The Employee Stock Purchase Plan is here by amended as follows:

The words "Fifty thousand (50,000)" are deleted from the second sentence of the preamble and replaced with the words "Two hundred and fifty thousand (250,000)."